                     WASHINGTON MUTUAL INVESTORS FUND, INC.

                                     Part B
                      Statement of Additional Information

                                 June 22, 2004

                         (as supplemented June 1, 2005)

This document is not a prospectus but should be read in conjunction with the current prospectus of Washington Mutual Investors Fund (the "fund" or "WMIF") dated June 22, 2004. The prospectus may be obtained from your financial adviser or by writing to the fund at the following address:

                     Washington Mutual Investors Fund, Inc.
                              Attention: Secretary
                            1101 Vermont Avenue, NW
                              Washington, DC 20005
                                 (202) 842-5665

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them. They should contact their employer for details.


                               TABLE OF CONTENTS



Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        2
Fundamental Policies and Investment Restrictions. . . . . . . . . .        4
Management of the Fund  . . . . . . . . . . . . . . . . . . . . . .        6
Taxes and Distributions . . . . . . . . . . . . . . . . . . . . . .       24
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . .       29
Sales Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       32
Sales Charge Reductions and Waivers . . . . . . . . . . . . . . . .       36
Price of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .       40
Rollovers from retirement plans to IRAS . . . . . . . . . . . . . .       42
Selling Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       42
Shareholder Account Services and Privileges . . . . . . . . . . . .       45
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       48
General Information . . . . . . . . . . . . . . . . . . . . . . . .       49
Financial Statements





                   Washington Mutual Investors Fund - Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered AT THE TIME OF PURCHASE, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


GENERAL GUIDELINE

..    As set forth in its Prospectus, generally common stocks and securities convertible into common stocks meeting the fund's Investment Standards and on the fund's Eligible List may be held by the fund; however, the fund may also hold, to a limited extent, short-term U.S. government securities, other money market instruments, cash and cash equivalents.

                        *     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objective, Strategies and Risks."


EQUITY SECURITIES - Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions.


SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS - The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Convertible bonds, convertible preferred stocks and other securities may sometimes be converted, or automatically convert, into common stocks or other securities at a stated conversion ratio. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.


NON-U.S. SECURITIES - The fund may invest in securities of certain companies domiciled outside of the United States if they meet the fund's other Investment Standards and are included in the Standard and Poor's 500 Composite Stock Index. Generally, the S&P 500 Index is comprised of U.S. based companies. However, several companies in the index are currently domiciled in countries such as Bermuda although their operations may be substantially conducted in the United States. The fund may also hold securities of non-U.S. companies when such companies have merged with or otherwise acquired a company in which the fund held shares at the time of the merger. Foreign securities may be subject to certain risks, different from those of investing in U.S. based companies. These include less publicly available information about issues, different accounting, auditing and financial reporting regulations and practices, changing economic, political and social conditions, and risks associated with foreign currency exchange rates and foreign trading markets. These securities are often in the form of American Depositary Receipts ("ADRs") which are typically issued by a U.S. bank or trust company evidencing ownership of an underlying foreign security. Investing in foreign securities that are traded in the U.S. or through ADRs avoids certain foreign currency risks. Investing through ADRs may, however, make it more difficult to exercise all of the rights that customarily attach to share ownership.


                   Washington Mutual Investors Fund - Page 2

U.S. TREASURY SECURITIES - U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.


U.S. AGENCY SECURITIES - U.S. agency securities include those securities issued by certain U.S. government instrumentalities and certain federal agencies. These securities are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve some form of federal sponsorship: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal National Mortgage Association ("Fannie Mae"), Tennessee Valley Authority and Federal Farm Credit Bank System.


CASH AND CASH EQUIVALENTS - These include: (i) commercial paper (for example, short-term notes up to 12 months in maturity issued by corporations, governmental bodies or bank/ corporation sponsored conduits (asset-backed commercial paper)), (ii) short-term bank obligations (for example, certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes, (iii) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (iv) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (v) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER - The fund's portfolio turnover rates for the fiscal years ended 2004 and 2003 were 12% and 21%, respectively, and the average of the last five years was 21%. See "Financial Highlights" in the prospectus for the fund's annual portfolio turnover for each of the last five fiscal years.


With the fund's focus on long term investing, the fund does not engage in high portfolio turnover (100% or more). High turnover generates greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of excessive short-term capital gains, which are taxable at the highest rate when distributed to shareholders. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made.


               THE FUND AND ITS INVESTMENT OBJECTIVE AND POLICIES

The fund has Investment Standards based upon criteria established by the United States District Court for the District of Columbia for determining the eligibility of securities under the Court's Legal List procedure which was in effect for many years. The fund has an Eligible List of investments based upon its Investment Standards. The fund's Investment Standards encompass numerous criteria that govern which securities may be included on the fund's Eligible List. Currently, those criteria include, for example: (i) a security shall be listed on the New York Stock Exchange ("NYSE") or meet the financial listing requirements of NYSE (the applicable listing requirements are set forth in Section 1 of the Listed Company Manual of the NYSE); (ii) except


                   Washington Mutual Investors Fund - Page 3 for banks and a few other companies, the issuing company must have fully earned its dividends in at least four of the past five years and paid a dividend in at least nine of the past ten years; (iii) banks and savings and loan associations must have paid a dividend in at least four of the past five years; (iv) companies which do not meet the fund's dividend payment requirements must meet other additional requirements which are generally more stringent than the fund's other standards applicable to dividend paying companies (these companies are limited to 5% of the fund's total assets at the time of the investment); (v) the ratio of current assets to liabilities for most individual companies must be at least 1.5 to 1, or their bonds must be rated at least investment grade by Standard and Poor's Corp; (vi) banks, insurance companies and other financial institutions must have capital funds of at least $100 million; and (vii) companies must not derive the majority of their revenues from alcohol or tobacco products. The Investment Standards are periodically reviewed by the fund's Board of Directors, Investment Adviser and Business Manager. Although the Standards are not changed frequently, modifications may be made, with the approval of the fund's Board of Directors, as a result of economic, market or corporate developments. The Investment Adviser is required to select the fund's investments exclusively from the Eligible List. The Investment Adviser monitors the Eligible List and makes recommendations to the Board of Directors of additions to, or deletions from, the List for continued compliance with the fund's Investment Standards.


It is believed that in applying the above disciplines and procedures, the fund makes available to pension and profit-sharing trustees and other fiduciaries a prudent stock investment and an assurance of continuity of investment quality which it has always been the policy of the fund to provide. However, fiduciary investment responsibility and the Prudent Investor Rule involve a mixed question of law and fact which cannot be conclusively determined in advance. Moreover, recent changes to the Prudent Investor Rule in some jurisdictions speak to an allocation of funds among a variety of investments. Therefore, each fiduciary should examine the common stock portfolio of the fund to see that it, along with other investments, meets the requirements of the specific trust. The Investment Standards are not part of the fund's Investment Restrictions discussed below.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


The fund may not:


 1. Purchase any security which is not legal for the investment of trust funds in the District of Columbia;

 2.  Purchase or sell real estate or commodities;


                   Washington Mutual Investors Fund - Page 4

 3. Make a purchase which would cause more than 5% of the value of the total assets of the fund to be invested in the securities of any one issuer;

 4. Make a purchase which would cause more than 10% of the outstanding securities of any issuer to be held in the portfolio of the fund;

 5. Invest in companies for the purpose of exercising control or management and may not invest in securities of other investment companies;

 6.  Purchase securities on margin or sell securities short;

 7.  Lend money;

 8. Borrow money except for temporary or emergency purposes and not for investment purposes and then only from banks in an amount not exceeding at the time of borrowing 10% of the fund's net assets, nor pledge or hypothecate more than 10% of its net assets and then only to secure such borrowing, provided that the fund may not purchase portfolio securities during any periods when loans amounting to 5% or more of the fund's net assets are outstanding; and

 9. Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry. The Board of Directors, acting upon the recommendations of the Advisory Board, may from time to time establish lower limitations on the amount of investment in specific industries.

It is declared policy of the fund to maintain a fully invested position with cash equivalents not to exceed 5% of net assets after allowing for sales of portfolio securities and fund shares within thirty days and the accumulation of cash balances representing undistributed net investment income and realized capital gains.


Notwithstanding the restriction on investing in the securities of other investment companies, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors as permitted by the Securities and Exchange Commission.


The fund does not act as an underwriter of securities issued by others, except to the extent that the disposal of an investment position may technically constitute the fund an underwriter as the term is defined in the Securities Act of 1933.


NON-FUNDAMENTAL POLICIES - The following policy may be changed by the Board of Directors without shareholder approval:


The fund may not issue senior securities, except as permitted by the 1940 Act.


                   Washington Mutual Investors Fund - Page 5

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS AND OFFICERS

                                                                                       NUMBER OF
                                     YEAR FIRST                                       PORTFOLIOS
                        POSITION      ELECTED         PRINCIPAL OCCUPATION(S)       WITHIN THE FUND
                        WITH THE     A DIRECTOR               DURING              COMPLEX/2/ ON WHICH  OTHER DIRECTORSHIPS/3/ HELD
     NAME AND AGE         FUND     OF THE FUND/1/          PAST 5 YEARS             DIRECTOR SERVES            BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
 "INDEPENDENT" DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
 Cyrus A. Ansary         Director       1983        President, Investment                  3            JPMorgan Value
 Age: 71                                            Services                                            Opportunities Fund
                                                    International Co. LLC
                                                    (private investment company
                                                    for various operating
                                                    entities)
-----------------------------------------------------------------------------------------------------------------------------------
 Charles A. Bowsher      Director       2001        Retired Comptroller General            1            DeVry, Inc.; SI
 Age: 74                                            of The United States                                International, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 Daniel J. Callahan      Director       1997        Vice Chairman & Treasurer,             3            JPMorgan Value
 III                                                The Morris & Gwendolyn                              Opportunities Fund
 Age: 73                                            Cafritz Foundation
-----------------------------------------------------------------------------------------------------------------------------------
 R. Clark Hooper         Director       2003        President, The Dumbarton               1            None
 Age: 58                                            Group LLC (consulting);
                                                    former Executive Vice
                                                    President, NASD
-----------------------------------------------------------------------------------------------------------------------------------
 Edward W. Kelley,       Director       2002        Retired Governor, Federal              1            Security Capital Corp.
 Jr.                                                Reserve Board
 Age: 73
-----------------------------------------------------------------------------------------------------------------------------------
 James C. Miller III     Director       1992        Chairman, The CapAnalysis              3            Flyi Inc.; JPMorgan Value
 Age: 62                                            Group, LLC (economic,                               Opportunities Fund
                                                    financial and regulatory
                                                    consulting); former
                                                    Counselor, Citizens for a
                                                    Sound Economy
-----------------------------------------------------------------------------------------------------------------------------------
 Katherine D. Ortega     Director       2002        Former Treasurer of the                3            The Kroger Co.; Rayonier
 Age: 70                                            United States                                       Inc.; JPMorgan Value
                                                                                                        Opportunities Fund
-----------------------------------------------------------------------------------------------------------------------------------
 John Knox Singleton     Director       2001        President and Chief                    3            Healthcare Realty Trust,
 Age: 56                                            Executive Officer, INOVA                            Inc.; JP Morgan Value
                                                    Health System                                       Opportunities Fund
-----------------------------------------------------------------------------------------------------------------------------------
 T. Eugene Smith         Director       1987        President, T. Eugene Smith,            3            JPMorgan Value
 Age: 74                                            Inc.                                                Opportunities Fund
                                                    (real estate consulting,
                                                    planning and development)
-----------------------------------------------------------------------------------------------------------------------------------



                   Washington Mutual Investors Fund - Page 6

                                                    PRINCIPAL OCCUPATION(S) DURING
                                     YEAR FIRST            PAST 5 YEARS AND               NUMBER OF
                                      ELECTED               POSITIONS HELD               PORTFOLIOS
                       POSITION       DIRECTOR         WITH AFFILIATED ENTITIES        WITHIN THE FUND     OTHER DIRECTORSHIPS/3/
                       WITH THE    AND/OR OFFICER    OR THE PRINCIPAL UNDERWRITER    COMPLEX/2/ ON WHICH            HELD
    NAME AND AGE         FUND      OF THE FUND/1/            OF THE FUND               DIRECTOR SERVES           BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/4,//5/
-----------------------------------------------------------------------------------------------------------------------------------
 James H. Lemon,       Chairman         1971        Chairman of the Board and                 3            JPMorgan Value
 Jr.                   of the                       Chief Executive Officer,                               Opportunities Fund
 Age: 69               Board                        The Johnston-Lemon Group,
                                                    Incorporated (financial
                                                    services holding company)
-----------------------------------------------------------------------------------------------------------------------------------
 Harry J. Lister       Vice             1972        Director, Washington                      3            JPMorgan Value
 Age: 69               Chairman                     Management Corporation                                 Opportunities Fund
                       of the
                       Board
-----------------------------------------------------------------------------------------------------------------------------------
 Jeffrey L. Steele     President        2000        President and Director,                   3            JPMorgan Value
 Age: 59               and                          Washington Management                                  Opportunities Fund
                       Director                     Corporation
-----------------------------------------------------------------------------------------------------------------------------------




                   Washington Mutual Investors Fund - Page 7

                                                                                     PRINCIPAL OCCUPATION(S) DURING
                               POSITION          YEAR FIRST ELECTED                 PAST 5 YEARS AND POSITIONS HELD
                               WITH THE              AN OFFICER                         WITH AFFILIATED ENTITIES
    NAME AND AGE                 FUND              OF THE FUND/1/               OR THE PRINCIPAL UNDERWRITER OF THE FUND
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
-----------------------------------------------------------------------------------------------------------------------------------
 Michael W. Stockton        Vice President,             1995          Vice President, Secretary, Assistant Treasurer and Director,
 Age: 38                 Treasurer and Assistant                      Washington Management Corporation
                            Secretary
-----------------------------------------------------------------------------------------------------------------------------------
 Ralph S. Richard           Vice President              1953          Vice President, Treasurer and Director, Washington
 Age: 86                                                              Management Corporation
-----------------------------------------------------------------------------------------------------------------------------------
 Lois A. Erhard             Vice President              1983          Vice President, Washington Management Corporation
 Age: 52
-----------------------------------------------------------------------------------------------------------------------------------
 J. Lanier Frank            Assistant Vice              1992          Assistant Vice President, Washington Management Corporation
 Age: 44                      President
-----------------------------------------------------------------------------------------------------------------------------------
 Ashley L. Shaw/6/       Assistant Secretary            2000          Assistant Secretary, Washington Management Corporation
 Age: 36
-----------------------------------------------------------------------------------------------------------------------------------
 Jennifer L. Butler      Assistant Secretary            2005          Assistant Vice President, Washington Management
 Age: 39                                                              Corporation; former Specialist, Fund Administration,
                                                                      Pacific Investment Management Company
-----------------------------------------------------------------------------------------------------------------------------------


1 Directors and officers of the fund serve until their resignation, removal or retirement.
2 In each instance where a Director of the fund serves on other funds affiliated with The American Funds Group, such service is as a trustee of The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia, both portfolios of The American Funds Tax-Exempt Series I.


                   Washington Mutual Investors Fund - Page 8

3 This includes all directorships (other than those of the American Funds) that are held by each Director as a director of a public company or a registered investment company.
4 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Business Manager, Washington Management Corporation.
5 All of the directors and officers listed are officers and/or directors/trustees of one or more other funds for which Washington Management Corporation serves as Business Manager.
6 Ashley L. Shaw is the daughter of James H. Lemon, Jr.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 1101 VERMONT AVENUE, NW, WASHINGTON, DC 20005, ATTENTION: FUND SECRETARY.


                   Washington Mutual Investors Fund - Page 9

FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2004

                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED                BY DIRECTOR
-------------------------------------------------------------------------------
 "INDEPENDENT" DIRECTORS
-------------------------------------------------------------------------------
 Cyrus A. Ansary                Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 Charles A. Bowsher            Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Daniel J. Callahan III         Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 R. Clark Hooper             $10,001 - $50,000           $10,001 - $50,000
-------------------------------------------------------------------------------
 Edward W. Kelley, Jr.         Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 James C. Miller III            Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 Katherine D. Ortega           Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 J. Knox Singleton             Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 T. Eugene Smith                Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/2/
-------------------------------------------------------------------------------
 James H. Lemon, Jr.            Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 Harry J. Lister                Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 Jeffrey L. Steele              Over $100,000              Over $100,000
-------------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000;
  $10,001 - $50,000; $50,001 - $100,000 and Over $100,000. The amounts listed for "independent" Directors include shares owned through the deferred compensation plan described below.
2 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Business Manager, Washington Management Corporation.

DIRECTOR COMPENSATION - No compensation is paid by the fund to any officer or Director who is a director, officer or employee of the business manager or its affiliates. The fund pays annual fees of $60,000 per annum to Directors who are not affiliated with the business manager plus $6,000 per annum for the Audit Committee Chair and $6,000 per annum for the Governance Committee Chair, $2,000 for each Board of Directors meeting attended, and $1,000 for each meeting attended as a member of a committee of the Board of Directors.


No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the business manager.


                   Washington Mutual Investors Fund - Page 10

DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED APRIL 30, 2005

                                                                               TOTAL COMPENSATION (INCLUDING
                                                  AGGREGATE COMPENSATION           VOLUNTARILY DEFERRED
                                                  (INCLUDING VOLUNTARILY             COMPENSATION/1/)
                                                 DEFERRED COMPENSATION/1/)       FROM ALL FUNDS MANAGED BY
                                NAME                   FROM THE FUND          CAPITAL RESEARCH AND MANAGEMENT
----------------------------------------------------------------------------   COMPANY OR ITS AFFILIATES/2/
                                                                            -----------------------------------
 Cyrus A. Ansary                                          $72,800                         $80,500
---------------------------------------------------------------------------------------------------------------
 Charles A. Bowsher/3/                                     78,000                          78,000
---------------------------------------------------------------------------------------------------------------
 Daniel J. Callahan III                                    73,200                          79,000
---------------------------------------------------------------------------------------------------------------
 R. Clark Hooper/3/                                        75,000                          75,000
---------------------------------------------------------------------------------------------------------------
 Edward W. Kelley, Jr.                                     71,000                          71,000
---------------------------------------------------------------------------------------------------------------
 James C. Miller                                           72,800                          81,000
---------------------------------------------------------------------------------------------------------------
 Katherine D. Ortega/3/                                    71,800                          79,500
---------------------------------------------------------------------------------------------------------------
 J. Knox Singleton/3/                                      66,200                          66,200
---------------------------------------------------------------------------------------------------------------
 T. Eugene Smith                                           77,800                          85,500
---------------------------------------------------------------------------------------------------------------

1 Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the fund in 1994. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the Directors.
2 In each instance where a Director of the fund serves on other funds affiliated with The American Funds Group, such service is as a trustee of The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia, both portfolios of The American Funds Tax-Exempt Series I.

3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2005 fiscal year for participating Directors is as follows: Charles A. Bowsher ($269,000), R. Clark Hooper ($113,000), Katherine D. Ortega ($207,000) and J.
  Knox Singleton ($293,000). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.

FUND ORGANIZATION AND THE BOARD OF DIRECTORS - The fund, an open-end, diversified management investment company, was organized as a Delaware Corporation in 1952 and reincorporated in Maryland in 1990. Although the Board of Directors has delegated day-to-day oversight to the business manager and investment adviser, all fund operations are supervised by the fund's Board, which meets periodically and performs duties required by applicable state and federal laws.


Under Maryland law, the fund's business and affairs are managed under the direction of the Board of Directors, and all powers of the fund are exercised by or under the authority of the Board except as reserved to the shareholders by law or the fund's charter or by-laws. Maryland law requires each Director to perform his/her duties as a Director, including his/her duties as a member of any Board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of the fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.


Members of the Board who are not affiliated with the fund's management are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


                   Washington Mutual Investors Fund - Page 11

The fund has several different classes of shares, including classes A, B, C, F, 529-A, 529-B, 529-C, 529-E, 529-F, R-1, R-2, R-3, R-4 and R-5. The 529 share classes are available only through CollegeAmerica to investors establishing qualified higher education savings accounts.Class R-5 shares are also available to clients of the Personal Investment Management Group of Capital Guardian Trust Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum. The R share classes are described in more detail in the fund's retirement plan prospectus and retirement plan statement of additional information.


Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Directors and set forth in the fund's rule 18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 Plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that CollegeAmerica account owners are not shareholders of the fund and accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund's shares, the Virginia College Savings Plan will vote any proxies relating to fund shares.


The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of Board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the Board could be removed by a majority vote.


The following table identifies those investors who own of record or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on May 22, 2004:



                 NAME AND ADDRESS                    OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------
 Edward D. Jones & Co.                               Class A        12.07%
 201 Progress Pkwy.                                  Class B         6.54
 Maryland Hts., MO  63043-3009
----------------------------------------------------------------------------
 MLPF&S for the Sole Benefit of its Shareholders     Class B         7.98
 4800 Deer Lake Dr. E., Fl. 2                        Class C        20.75
 Jacksonville, FL  32246-6484
----------------------------------------------------------------------------
 Citigroup Global Markets Inc.                       Class B         7.16
 333 W. 34th St.                                     Class C        11.38
 New York, NY  10001-2402                            Class F         6.06
----------------------------------------------------------------------------
 Charles Schwab & Co. Inc.                           Class F        11.80
 101 Montgomery St.
 San Francisco, CA  94104-4122
----------------------------------------------------------------------------






                   Washington Mutual Investors Fund - Page 12

COMMITTEES OF THE BOARD OF DIRECTORS

The Fund has an Audit Committee composed of six directors who are not considered "interested persons" of the Fund within the meaning of the 1940 Act ("independent directors"): Cyrus A. Ansary, Charles A. Bowsher, Daniel J. Callahan III, Edward W. Kelley, Jr., James C. Miller III (Chair) and T. Eugene Smith. The function of the Committee is the oversight of the Corporation's accounting and financial reporting policies. The Committee acts as a liaison between the Fund's independent registered public accounting firm and the full Board of Directors.


The Fund has a Governance Committee composed of Cyrus A. Ansary (Chair) and all the other independent directors. The Committee's functions include reviewing all contracts and agreements with the Fund, as required by the 1940 Act and the rules thereunder. The Committee reports its recommendations to the full Board of Directors. In addition, the Committee periodically reviews such issues as the Board's composition, responsibilities, committees and compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates candidates for independent directors to the full Board of Directors. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Governance Committee of the Fund, c/o the Fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee.


The Fund has a Proxy Committee composed of Daniel J. Callahan III, T. Eugene Smith and Jeffrey L. Steele. The Committee's functions include establishing and reviewing procedures and policies for voting of proxies of companies held in the Fund's portfolio.


There were seven Board of Directors meetings and eight Committee meetings (five Audit, one Proxy and two Governance Committee meetings) during the fiscal year ended April 30, 2005. All directors attended at least 75% of all Board meetings and meetings of the Committees of which they were members.


                   Washington Mutual Investors Fund - Page 13

                               DIRECTORS EMERITUS

The Board of Directors has named certain retired Directors of the Fund to the position of Director Emeritus. In addition to attending meetings with the Board of Directors, Director Emeritus members, while not directly participating in Board matters, may be consulted from time to time by the Board, primarily with respect to their prior Board experience. Directors Emeritus, however, possess no authority or responsibility with respect to the Fund's investments or management. The chart below sets out additional information about the Directors Emeritus members.

                          YEARS OF SERVICE                             AGGREGATE COMPENSATION
     NAME AND AGE         WITH THE FUND/1/    PRINCIPAL AFFILIATION       FROM THE FUND/2/
----------------------------------------------------------------------------------------------
 Stephen Hartwell                37            Chairman, Washington            none/3/
 Chairman Emeritus                             Management
 Age: 90                                       Corporation
----------------------------------------------------------------------------------------------
 John A. Beck                    22            Of Counsel, Reed                none/3/
 Age: 79                                       Smith Hazel Thomas
----------------------------------------------------------------------------------------------
 Fred J. Brinkman                8             Senior Financial                none/3/
 Age: 76                                       Consultant, Washington
                                               Management Corporation
----------------------------------------------------------------------------------------------
 Stephen G. Yeonas               22            Chairman and Chief             $25,000
 Age: 80                                       Executive Officer,
                                               The Stephen G.
                                               Yeonas Company
----------------------------------------------------------------------------------------------

1 This includes years of service as an officer, Director and Director Emeritus. 2 The Fund pays annual fees of $30,000 per annum to Directors Emeritus not affiliated with the Business Manager, plus $500 for each Board Meeting attended.
3 John A. Beck, Fred J. Brinkman and Stephen Hartwell are affiliated with the
  Fund's Business Manager and, accordingly, receive no remuneration from the Fund.


                   Washington Mutual Investors Fund - Page 14

                             ADVISORY BOARD MEMBERS

The Board of Directors has established an Advisory Board whose members are, in the judgment of the Directors, highly knowledgeable about business, political or economic matters. In addition to holding meetings with the Board of Directors, members of the Advisory Board, while not participating in specific investment decisions, consult from time to time with the investment adviser, primarily with respect to industry diversification and the number of issues to be held by the fund. Members of the Advisory Board, however, possess no authority or responsibility with respect to the fund^s investments or management. The chart below sets out additional information about the Advisory Board Members.




                          YEAR FIRST                                               NUMBER OF BOARDS
                          ELECTED AN                                               WITHIN THE FUND
                     ADVISORY BOARD MEMBER     PRINCIPAL OCCUPATION(S) DURING      COMPLEX ON WHICH     OTHER DIRECTORSHIPS HELD
   NAME AND AGE         OF THE FUND/1/                  PAST 5 YEARS                MEMBER SERVES              BY MEMBER
-----------------------------------------------------------------------------------------------------------------------------------
 Mary K. Bush                1995            President, Bush International Inc.           1           Brady Corporation; Briggs &
 Age: 57                                     (international financial advisory                        Stratton; Mortgage
                                             services)                                                Guaranty Insurance
                                                                                                      Corporation; Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------------------
 Louise M.                   2001            Retired Partner, Shaw Pittman LLP             1           None
 Cromwell
 Age: 60
-----------------------------------------------------------------------------------------------------------------------------------
 C. Richard Pogue            2001            Retired Executive Vice President,            1           FAM Equity - Income Fund; FAM
 Age: 68                                     Investment Company Institute                             Value Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Linda D. Rabitt             2001            President, Rand Construction                 1           Watson Wyatt & Company
 Age: 56                                     Corporation                                              Holdings
-----------------------------------------------------------------------------------------------------------------------------------
 William J. Shaw             2001            President and Chief Operating                1           Marriott International
 Age: 59                                     Officer, Marriott International
-----------------------------------------------------------------------------------------------------------------------------------


1 Advisory Board Members of the fund serve until their resignation, removal or retirement.

THE ADDRESS FOR ALL ADVISORY BOARD MEMBERS IS THE OFFICE OF THE FUND, 1101 VERMONT AVENUE, N.W., WASHINGTON, D.C. 20005, ATTENTION: FUND SECRETARY.


                   Washington Mutual Investors Fund - Page 15

ADVISORY BOARD MEMBER COMPENSATION - The fund pays fees of $8,000 per annum to Advisory Board members who are not affiliated with the business manager, plus $2,000 for each meeting attended in conjunction with meetings with the Board of Directors.


ADVISORY BOARD MEMBER COMPENSATION PAID DURING THE FISCAL YEAR ENDED APRIL 30,
 2005

                                                                                                             TOTAL COMPENSATION
                                                                               AGGREGATE COMPENSATION            (INCLUDING
                                                                               (INCLUDING VOLUNTARILY       VOLUNTARILY DEFERRED
                                                                              DEFERRED COMPENSATION/1/)       COMPENSATION/1/)
                                    NAME                                            FROM THE FUND         FROM ALL FUNDS MANAGED BY
---------------------------------------------------------------------------------------------------------   CAPITAL RESEARCH AND
                                                                                                                 MANAGEMENT
                                                                                                          COMPANY OR ITS AFFILIATES
                                                                                                         ---------------------------
 Mary K. Bush                                                                          $10,000                     $10,000
------------------------------------------------------------------------------------------------------------------------------------
 Louise M. Cromwell/2/                                                                  10,000                      10,000
------------------------------------------------------------------------------------------------------------------------------------
 C. Richard Pogue                                                                       10,000                      10,000
------------------------------------------------------------------------------------------------------------------------------------
 Linda D. Rabbitt/2/                                                                     8,000                       8,000
------------------------------------------------------------------------------------------------------------------------------------
 William J. Shaw                                                                         8,000                       8,000
------------------------------------------------------------------------------------------------------------------------------------

1 Amounts may be deferred by eligible Advisory Board members under a non-qualified deferred compensation plan adopted by the fund in 1994. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the Advisory Board member.
2 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) as of the fiscal year ended April 30, 2005 for participating Advisory Board members is as follows:
  Louise M. Cromwell ($49,000) and Linda Rabbitt ($34,000). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Advisory Board member.

As of May 22, 2004, the officers and Directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


                                   MANAGEMENT

BUSINESS MANAGER - Since its inception, the fund has operated under a Business Management Agreement with Washington Management Corporation or its predecessors. The business manager maintains its principal business address at 1101 Vermont Avenue, N.W., Washington, D.C. 20005.


The business manager provides services necessary to carry on the fund's general administrative and corporate affairs. These services include all executive personnel, clerical staff, office space and equipment, and certain accounting and record keeping facilities. The business manager monitors the various services and operations of the fund. The business manager provides similar services to other mutual funds.


The fund pays all expenses not specifically assumed by the business manager, including but not limited to, custodian, transfer and dividend disbursing agency fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; expenses of shareholders' meetings; taxes; insurance; expenses of the issuance, sale (including stock certificates, registration and qualification expenses), or repurchase of shares of the fund; legal and auditing expenses; expenses pursuant to the fund's Plans of


                   Washington Mutual Investors Fund - Page 16

Distribution; fees and expense reimbursements paid to Directors and Advisory Board members; association dues; and costs of stationery and forms prepared exclusively for the fund.


The business manager has agreed to pay to the fund annually, immediately after the fiscal year end, the amount by which the total expenses of the fund for any particular fiscal year exceed an amount equal to 1% of the average net assets of the fund for the year. No such reimbursement was necessary in fiscal 2004. The expense limitation described above shall apply only to Class A shares issued by the fund and shall not apply to any other class(es) of shares the fund may issue. Any new class(es) of shares issued by the fund will not be subject to an expense limitation. However, notwithstanding the foregoing, to the extent the business manager is required to reduce its management fee due to the expenses of the Class A shares exceeding the stated limit, the reduction in the management fee will reduce the fund's management fee expense similarly for all other classes of shares of the fund. Out of its own resources, the business manager makes payments to the investment adviser for providing various accounting services for the fund, as well as payments to support compensation paid to dealers (for additional information, see "Other Compensation to Dealers" below). The business manager receives a monthly fee, accrued daily, at the annual rate of 0.175% of the first $3 billion of the fund's net assets, 0.15% of net assets in excess of $3 billion but not exceeding $5 billion, 0.135% of net assets in excess of $5 billion but not exceeding $8 billion, 0.12% of net assets in excess of $8 billion but not exceeding $12 billion, 0.095% of net assets in excess of $12 billion but not exceeding $21 billion, 0.075% of net assets in excess of $21 billion but not exceeding $34 billion, 0.06% of net assets in excess of $34 billion but not exceeding $44 billion, 0.05% of net assets in excess of $44 billion but not exceeding $55 billion, 0.04% of net assets in excess of $55 billion but not exceeding $67 billion, and .035% of net assets in excess of $67 billion. During the fiscal years ended April 30, 2004, 2003 and 2002, the business manager's fees amounted to $48,428,000, $42,754,000 and $44,255,000, respectively.


The current Business Management Agreement, unless sooner terminated, will continue in effect until August 31, 2005 and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and
(ii) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the business manager has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon sixty (60) days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).


The business manager has established a charitable foundation, The Washington Management Corporation Foundation, which makes contributions to charities organized under Section 501 (c)(3) or 509(a)(2) of the Internal Revenue Code. Directors, Directors Emeriti, Advisory Board members and officers of the fund, as well as all employees of the business manager and its affiliates, may participate in a gift matching program sponsored by the Foundation.


For the period from September 1, 2004 through March 31, 2005, the business manager agreed to waive 5% of the fees that it was otherwise entitled to receive under the Business Management Agreement. Beginning April 1, 2005, this waiver increased to 10% of the fees that it is otherwise entitled to receive and will continue at this level until further review. As a result of this waiver, fees will be reduced similarly for all classes of shares of the fund.



                   Washington Mutual Investors Fund - Page 17

INVESTMENT ADVISER - The investment adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo) with a staff of professionals, many of whom have significant investment experience. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The investment adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The investment adviser believes that it is able to attract and retain quality personnel. The investment adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The investment adviser is responsible for managing more than $500 billion of stocks, bonds and money market instruments and serves over 20 million shareholder accounts of all types throughout the world. These investors include individuals, privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AGREEMENT - The Investment Advisory Agreement (the "Agreement") between the fund and the investment adviser will continue in effect until August 31, 2005, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by: (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).


In considering the renewal of the Agreement each year, the Governance Committee of the Board of Directors evaluates information from several sources, including information provided by the business manager and investment adviser in accordance with Section 15(c) of the 1940 Act, and presents its recommendations to the full Board of Directors.


The Board determined that continuation of the Agreement was appropriate in light of the quality of the Adviser's performance past and present, the strength of its organization (including its personnel, financial resources, commitment to quality service, research and operating history) and the reasonableness of the advisory fee. The Directors also determined that continuation of the Agreement was appropriate in light of the nature and quality of non-investment management services provided by the Investment Adviser and its affiliates.


The investment adviser manages the investment portfolio of the fund subject to the policies established by the Board of Directors and places orders for the fund's portfolio securities transactions. As compensation for its services, the Investment Adviser receives a monthly fee, accrued daily, at the annual rate of 0.225% of the first $3 billion of the fund's net assets, 0.21% of net assets in excess of $3 billion but not exceeding $8 billion, 0.20% of net assets in excess of $8 billion but not exceeding $21 billion, 0.195% of net assets in excess of $21 billion but not exceeding $34 billion, 0.19% of net assets in excess of $34 billion but not exceeding $55 billion,


                   Washington Mutual Investors Fund - Page 18

0.185% of net assets in excess of $55 billion but not exceeding $71 billion and 0.18% of net assets in excess of $71 billion. During the fiscal years ended April 30, 2004, 2003 and 2002, the Investment Adviser's fees amounted to $115,994,000, $92,867,000 and $98,488,000, respectively.


For the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the Agreement. Beginning April 1, 2005, this waiver increased to 10% of the management fees that it is otherwise entitled to receive and will continue at this level until further review. As a result of this waiver, management fees will be reduced similarly for all classes of shares of the fund.



ADMINISTRATIVE SERVICES AGREEMENT - The Administrative Services Agreement (the "Administrative Agreement") between the fund and the investment adviser relating to the fund's Class C, F and 529 shares will continue in effect until August 31, 2005, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Administrative Agreement provides that the fund may terminate the agreement at any time by vote of a majority of Directors who are not interested persons of the fund. The investment adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the fund's Class C and F shares, and all Class 529 shares. The investment adviser contracts with third parties, including American Funds Service Company, the fund's Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting and shareholder and fund communications. In addition, the investment adviser monitors, coordinates and oversees the activities performed by third parties providing such services.


As compensation for its services, the investment adviser receives transfer agent fees for transfer agent services provided to the fund's applicable share classes. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company. The investment adviser also receives an administrative services fee for administrative services provided to the fund's applicable share classes. Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average daily net assets of each share class, as applicable.


During the 2004 fiscal period, administrative services fees were:

                                                                       ADMINISTRATIVE SERVICES FEE
--------------------------------------------------------------------------------------------------------
                            CLASS C                                            $3,361,000
--------------------------------------------------------------------------------------------------------
                            CLASS F                                             2,403,000
--------------------------------------------------------------------------------------------------------
                          CLASS 529-A                                             513,000
--------------------------------------------------------------------------------------------------------
                          CLASS 529-B                                             165,000
--------------------------------------------------------------------------------------------------------
                          CLASS 529-C                                             211,000
--------------------------------------------------------------------------------------------------------
                          CLASS 529-E                                              26,000
--------------------------------------------------------------------------------------------------------
                          CLASS 529-F                                              11,000
--------------------------------------------------------------------------------------------------------



                   Washington Mutual Investors Fund - Page 19

PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.


The Principal Underwriter receives revenues from sales of the fund's shares. For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class B and 529-B shares, the Principal Underwriter sells the rights to the 12b-1 fees paid by the fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B and 529-B shares. The fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B and 529-B shares. For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase. The fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C and 529-C shares. For Class 529-E shares, the fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers. For Class F and 529-F shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class F and 529-F shares.


Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                                 COMMISSIONS,        ALLOWANCE OR
                                                                    REVENUE          COMPENSATION
                                           FISCAL YEAR/PERIOD  OR FEES RETAINED       TO DEALERS
-----------------------------------------------------------------------------------------------------
                 CLASS A                          2004            $28,722,000        $131,678,000
                                                  2003             20,398,000          98,181,000
                                                  2002             23,994,000         114,937,000
                 CLASS B                          2004              3,732,000          28,213,000
                                                  2003              5,881,000          29,747,000
                                                  2002              5,754,000          32,639,000
                 CLASS C                          2004                     --          10,524,000
                                                  2003                     --           7,569,000
                                                  2002                     --           6 529,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-A                        2004              1,102,000           5,305,000
                                                  2003                915,000           4,467,000
                                                  2002                238,000           1,125,000
               CLASS 529-B                        2004                293,000           1,763,000
                                                  2003                274,000           1,788,000
                                                  2002                 52,000             444,000
               CLASS 529-C                        2004                     --             702,000
                                                  2003                     --             586,000
                                                  2002                     --             151,000
-----------------------------------------------------------------------------------------------------



                   Washington Mutual Investors Fund - Page 20

The fund has adopted Plans of Distribution (the "Plans") pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Board of Directors and separately by a majority of the Directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the fund include: quality shareholder services; savings to the fund in transfer agency costs; benefits to the investment process from growth or stability of assets; and maintenance of a financially healthy management organization. The selection and nomination of Directors who are not "interested persons" of the fund are committed to the discretion of the Directors who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Board of Directors.


Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made: (i) for Class A shares, up to .25% of the average daily net assets attributable to Class A shares; (ii) for Class 529-A shares, up to 0.50% of the average daily net assets attributable to Class 529-A shares; (iii) for Class B and 529-B shares, 1.00% of the average daily net assets attributable to Class B and 529-B shares, respectively; (iv) for Class C and 529-C shares, 1.00% of the average daily net assets attributable to Class C and 529-C shares, respectively; (v) for Class 529-E shares, up to 0.75% of the average daily net assets attributable to Class 529-E shares; and (vi) for Class F and 529-F shares, up to 0.50% of the average daily net assets attributable to Class F and 529-F shares, respectively.


For Class A and 529-A shares: (i) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (ii) up to the amount allowable under the fund's Class A and 529-A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A and 529-A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined


                   Washington Mutual Investors Fund - Page 21 contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets) ("no load purchases"). Commissions on no load purchases of Class A and 529-A shares, in excess of the Class A and 529-A Plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters these commissions are not recoverable.


For Class B and 529-B shares: (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (ii) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class C and 529-C shares: (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (ii) 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class 529-E shares: (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (ii) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class F and 529-F shares, 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers. Currently, no compensation is paid under the fund's Class F and 529-F Plans for distribution-related expenses.


During the 2004 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

                                                         12B-1 LIABILITY
                               12B-1 EXPENSES              OUTSTANDING
------------------------------------------------------------------------------
        CLASS A                 $128,076,000               $22,134,000
------------------------------------------------------------------------------
        CLASS B                   21,116,000                 2,474,000
------------------------------------------------------------------------------
        CLASS C                   18,659,000                 3,115,000
------------------------------------------------------------------------------
        CLASS F                    3,546,000                   780,000
------------------------------------------------------------------------------
      CLASS 529-A                    472,000                   115,000
------------------------------------------------------------------------------
      CLASS 529-B                    826,000                   105,000
------------------------------------------------------------------------------
      CLASS 529-C                  1,116,000                   195,000
------------------------------------------------------------------------------
      CLASS 529-E                     82,000                    19,000
------------------------------------------------------------------------------
      CLASS 529-F                     17,000                     5,000
------------------------------------------------------------------------------


OTHER COMPENSATION TO DEALERS - American Funds Distributors, at its expense, currently provides additional compensation to investment dealers. These payments may be made, at the


                   Washington Mutual Investors Fund - Page 22 discretion of American Funds Distributors, to the top 75 dealers who have sold shares of the American Funds. The level of payments made to a qualifying dealer in any given year will vary and in no case would exceed the sum of (a) 0.10% of the previous year's fund sales by that dealer and (b) 0.02% of assets attributable to that dealer. For 2004, aggregate payments made by American Funds Distributors to dealers will equal approximately 0.02% of the assets of the American Funds. A number of factors will be considered in determining payments, including the qualifying dealer's sales, assets and redemption rates, and the quality of the dealer's relationship with American Funds Distributors. American Funds Distributors makes these payments to help defray the costs incurred by qualifying dealers in connection with efforts to educate financial advisers about the American Funds so that they can make recommendations and provide services that are suitable and meet shareholder needs. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments. American Funds Distributors may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the American Funds that are conducted by dealers, including those outside the top 75 firms.


As of March 2004, the top dealers that American Funds Distributors anticipates will receive additional compensation include:

     1717 Capital Management Company
     A. G. Edwards & Sons, Inc.
     AIG Advisors Group
     American General Securities Inc.
     Ameritas Investment Corp.
     AXA Advisors, LLC
     Cadaret, Grant & Co., Inc.
     Cambridge Investment Research, Inc.
     Capital Analysts, Inc.
     Commonwealth Financial Network
     Cuna Brokerage Services, Inc.
     Deutsche Bank Securities Inc.
     Edward Jones
     Ferris, Baker Watts, Inc.
     Hefren-Tillotson, Inc.
     Hornor, Townsend & Kent, Inc.
     ING Advisors Network Inc.
     InterSecurities, Inc./Transamerica Financial Advisors, Inc.
     Investacorp, Inc.
     Janney Montgomery Scott LLC
     Jefferson Pilot Securities Corporation
     JJB Hilliard, WL Lyons, Inc./PNC Bank
     Legg Mason Wood Walker, Inc.
     Lincoln Financial Advisors Corporation
     Linsco/Private Ledger Corp.
     McDonald Investments Inc./Society National Bank
     Merrill Lynch, Pierce, Fenner & Smith Inc.
     Metlife Enterprises
     MML Investors Services, Inc.
     Morgan Keegan & Company, Inc.
     NatCity Investment, Inc.


                   Washington Mutual Investors Fund - Page 23

     National Planning Holdings Inc.
     NFP Securities, Inc.
     Northwestern Mutual Investment Services, LLC.
     Pacific Select Distributors Inc.
     Park Avenue Securities LLC
     Piper Jaffray & Co.
     Princor Financial Services/PPI Employee Benefits
     ProEquities, Inc.
     Raymond James Financial Services/Raymond James & Associates
     RBC Dain Rauscher Inc.
     Robert W. Baird & Co. Inc.
     Securian Financial Services/C.R.I. Securities Inc.
     Securities Service Network Inc.
     Signator Investors, Inc.
     Smith Barney
     Stifel, Nicolaus & Company, Inc.
     Terra Securities Corporation
     The O.N. Equity Sales Company
     UBS Financial Services Inc.
     US Bancorp Investments, Inc.
     Wachovia Securities
     WS Griffith Securities, Inc.

                            TAXES AND DISTRIBUTIONS

FUND TAXATION - The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than that amount.


To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses.


                   Washington Mutual Investors Fund - Page 24

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is in the interest of shareholders to distribute a lesser amount.


The following information may not apply to you if you hold fund shares in a tax-deferred account, such as a retirement plan or education savings account. Please see your tax adviser for more information.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS - Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus. Dividends and capital gain distributions by 529 share classes will be automatically reinvested.


Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date.


     DIVIDENDS - The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses. To the extent the fund invests in stock of domestic and certain foreign corporations, it may receive "qualified dividends". The fund will designate the amount of "qualified dividends" to its shareholders in a notice sent within 60 days of the close of its fiscal year and will report "qualified dividends" to shareholders on Form 1099-DIV.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses,


                   Washington Mutual Investors Fund - Page 25 referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.


     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.


     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.


     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund may be eligible for the deduction for dividends received by corporations. Corporate shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date which is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.


     A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund which must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.


     In addition, some of the bonds may be purchased by the fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of


                   Washington Mutual Investors Fund - Page 26 any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If the fund has paid a premium over the face amount of a bond, the fund has the option of either amortizing the premium until bond maturity and reducing the fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as a short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as a short-term capital gain.


     Dividend and interest income received by the fund from sources outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the United States, however, may reduce or eliminate these foreign taxes. Most foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


     CAPITAL GAIN DISTRIBUTIONS - The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 15% capital gains rate (maximum 20% for capital gains realized by the fund prior to May 6, 2003), will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.


SHAREHOLDER TAXATION - In January of each year, individual shareholders of the fund will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.


     DIVIDENDS - Fund dividends are taxable to shareholders as ordinary income. Under the 2003 Tax Act, all or a portion of a fund's dividend distribution may be a "qualified dividend". Only fund dividends derived from qualified corporation dividends paid to the fund after December 31, 2002, and held by the fund for the appropriate holding period, will be distributed to shareholders as "qualified dividends". Interest income from bonds and money market instruments and nonqualified foreign dividends will be distributed to shareholders as nonqualified fund dividends. The fund will report on Form 1099-DIV the amount of each shareholder's dividend that may be treated as a "qualified dividend". If a shareholder meets the requisite holding period requirement, "qualified dividends" are taxable at a maximum tax rate of 15%.


                   Washington Mutual Investors Fund - Page 27

     CAPITAL GAINS - Distributions of the excess of net long-term capital gains over net short-term capital losses which the fund properly designates as "capital gain dividends" generally will be taxable to individual shareholders. Regardless of the length of time the shares of the fund have been held by such shareholders, the portion of a capital gain distribution realized by the fund prior to May 6, 2003 is subject to a maximum tax rate of 20%, while the portion of a capital gain distribution realized by the fund on or after May 6, 2003 is subject to a maximum tax rate of 15%. The fund will report on Form 1099-DIV the portion of the overall capital gain distribution that is taxable to individual shareholders at the maximum 15% rate. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.

Distributions by the fund result in a reduction in the net asset value of the fund's shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.


Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.


If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts


                   Washington Mutual Investors Fund - Page 28 and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.


Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C OR F SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR 529-F SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE COLLEGEAMERICA PROGRAM DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY RELATING TO COLLEGEAMERICA ACCOUNTS.

                               PURCHASE OF SHARES


        METHOD            INITIAL INVESTMENT        ADDITIONAL INVESTMENTS
-------------------------------------------------------------------------------
                        See "Purchase           $50 minimum (except where a
                        Minimums" for initial   lower minimum is noted under
                        investment minimums.    "Purchase Minimums").
-------------------------------------------------------------------------------
By contacting           Visit any investment    Mail directly to your
your investment dealer  dealer who is           investment dealer's address
                        registered in the       printed on your account
                        state where the         statement.
                        purchase is made, has
                        a sales agreement with
                        American Funds
                        Distributors and is
                        authorized to sell a
                        CollegeAmerica account
                        in the case of 529
                        shares.
-------------------------------------------------------------------------------
By mail                 Make your check         Fill out the account additions
                        payable to the fund     form at the bottom of a recent
                        and mail to the         account statement, make your
                        address indicated on    check payable to the fund,
                        the account             write your account number on
                        application. Please     your check, and mail the check
                        indicate an investment  and form in the envelope
                        dealer on the account   provided with your account
                        application.            statement.
-------------------------------------------------------------------------------
By telephone            Please contact your     Complete the "Investments by
                        investment dealer to    Phone" section on the account
                        open an account, then   application or American
                        follow the procedures   FundsLink Authorization Form.
                        for additional          Once you establish the
                        investments.            privilege, you, your financial
                                                adviser or any person with your
                                                account information can call
                                                American FundsLine(R) and make
                                                investments by telephone
                                                (subject to conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Internet Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By Internet             Please contact your     Complete the American FundsLink
                        investment dealer to    Authorization Form. Once you
                        open an account, then   establish the privilege, you,
                        follow the procedures   your financial adviser or any
                        for additional          person with your account
                        investments.            information may access American
                                                FundsLine OnLine(R) on the
                                                Internet and make investments
                                                by computer (subject to
                                                conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Internet Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By wire                 Call 800/421-0180 to    Your bank should wire your
                        obtain your account     additional investments in the
                        number(s), if           same manner as described under
                        necessary. Please       "Initial Investment."
                        indicate an investment
                        dealer on the account.
                        Instruct your bank to
                        wire funds to:

                        Wells Fargo Bank
                        155 Fifth Street,
                        Sixth Floor
                        San Francisco, CA
                        94106
                        (ABA#121000248)

                        For credit to the
                        account of:
                        American Funds Service
                        Company
                        a/c# 4600-076178
                        (fund name)
                        (your fund acct. no.)
-------------------------------------------------------------------------------




                   Washington Mutual Investors Fund - Page 29

The fund and the Principal Underwriter reserve the right to reject any purchase order. Generally, Class F shares are available only to fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers. Class B and C shares generally are not available to certain employer-sponsored retirement plans, such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans and money purchase pension and profit sharing plans. Class 529 shares may be purchased by investors only through CollegeAmerica accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. In addition, the state tax-exempt funds are offered only in certain states, and tax-exempt funds in general should not serve as retirement plan investments.


PURCHASE MINIMUMS - The minimum initial investment for all American Funds, except the money market funds and the state tax-exempt funds, is $250. The minimum initial investment for the money market funds (The Cash Management Trust of America, The Tax-Exempt Money Fund of America, and The U.S. Treasury Money Fund of America) and the state tax-exempt funds (The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, and The Tax-Exempt Fund of Virginia) is $1,000. Purchase minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deduction or by employer-sponsored CollegeAmerica accounts and may be reduced or waived for shareholders of other funds in the American Funds. The minimum is $50 for additional investments (except for retirement plan payroll deduction and employer-sponsored CollegeAmerica accounts as noted above).


FUND NUMBERS - Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/ (see description below):

                                                                       FUND NUMBERS
                                                          ----------------------------------------
FUND                                                      CLASS A   CLASS B   CLASS C    CLASS F
--------------------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . . . . . . . . . . . . . .     002       202       302        402
American Balanced Fund/(R)/ . . . . . . . . . . . . . .     011       211       311        411
American Mutual Fund/(R)/ . . . . . . . . . . . . . . .     003       203       303        403
Capital Income Builder/(R)/ . . . . . . . . . . . . . .     012       212       312        412
Capital World Growth and Income Fund/SM/  . . . . . . .     033       233       333        433
EuroPacific Growth Fund/(R)/  . . . . . . . . . . . . .     016       216       316        416
Fundamental Investors/SM/ . . . . . . . . . . . . . . .     010       210       310        410
The Growth Fund of America/(R)/ . . . . . . . . . . . .     005       205       305        405
The Income Fund of America/(R)/ . . . . . . . . . . . .     006       206       306        406
The Investment Company of America/(R)/  . . . . . . . .     004       204       304        404
The New Economy Fund/(R)/ . . . . . . . . . . . . . . .     014       214       314        414
New Perspective Fund/(R)/ . . . . . . . . . . . . . . .     007       207       307        407
New World Fund/SM/  . . . . . . . . . . . . . . . . . .     036       236       336        436
SMALLCAP World Fund/(R)/  . . . . . . . . . . . . . . .     035       235       335        435
Washington Mutual Investors Fund/SM/  . . . . . . . . .     001       201       301        401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/ . . . . .     040       240       340        440
American High-Income Trust/SM/  . . . . . . . . . . . .     021       221       321        421
The Bond Fund of America/SM/  . . . . . . . . . . . . .     008       208       308        408
Capital World Bond Fund/(R)/  . . . . . . . . . . . . .     031       231       331        431
Intermediate Bond Fund of America/SM/ . . . . . . . . .     023       223       323        423
Limited Term Tax-Exempt Bond Fund of America/SM/  . . .     043       243       343        443
The Tax-Exempt Bond Fund of America/(R)/  . . . . . . .     019       219       319        419
The Tax-Exempt Fund of California/(R)/* . . . . . . . .     020       220       320        420
The Tax-Exempt Fund of Maryland/(R)/* . . . . . . . . .     024       224       324        424
The Tax-Exempt Fund of Virginia/(R)/* . . . . . . . . .     025       225       325        425
U.S. Government Securities Fund/SM/ . . . . . . . . . .     022       222       322        422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/ . . . . . . .     009       209       309        409
The Tax-Exempt Money Fund of America/SM/  . . . . . . .     039       N/A       N/A        N/A
The U.S. Treasury Money Fund of America/SM/ . . . . . .     049       N/A       N/A        N/A
___________
*Available only in certain states.



                   Washington Mutual Investors Fund - Page 30

                                                 FUND NUMBERS
                                  ---------------------------------------------
                                   CLASS    CLASS    CLASS    CLASS     CLASS
FUND                               529-A    529-B    529-C    529-E     529-F
-------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . .    1002     1202     1302     1502      1402
American Balanced Fund/(R)/ . .    1011     1211     1311     1511      1411
American Mutual Fund/(R)/ . . .    1003     1203     1303     1503      1403
Capital Income Builder/(R)/ . .    1012     1212     1312     1512      1412
Capital World Growth and Income
Fund/SM/  . . . . . . . . . . .    1033     1233     1333     1533      1433
EuroPacific Growth Fund/(R)/  .    1016     1216     1316     1516      1416
Fundamental Investors/SM/ . . .    1010     1210     1310     1510      1410
The Growth Fund of America/(R)/    1005     1205     1305     1505      1405
The Income Fund of America/(R)/    1006     1206     1306     1506      1406
The Investment Company of
America/(R)/. . . . . . . . . .    1004     1204     1304     1504      1404
The New Economy Fund/(R)/ . . .    1014     1214     1314     1514      1414
New Perspective Fund/(R)/ . . .    1007     1207     1307     1507      1407
New World Fund/SM/  . . . . . .    1036     1236     1336     1536      1436
SMALLCAP World Fund/(R)/  . . .    1035     1235     1335     1535      1435
Washington Mutual Investors
Fund/SM/  . . . . . . . . . . .    1001     1201     1301     1501      1401
BOND FUNDS
American High-Income Trust/SM/     1021     1221     1321     1521      1421
The Bond Fund of America/SM/  .    1008     1208     1308     1508      1408
Capital World Bond Fund/(R)/  .    1031     1231     1331     1531      1431
Intermediate Bond Fund of
America/SM/ . . . . . . . . . .    1023     1223     1323     1523      1423
U.S. Government Securities
Fund/SM/. . . . . . . . . . . .    1022     1222     1322     1522      1422
MONEY MARKET FUND
The Cash Management Trust of
America/(R)/. . . . . . . . . .    1009     1209     1309     1509      1409




                   Washington Mutual Investors Fund - Page 31

                                 SALES CHARGES

CLASS A SALES CHARGES - The sales charges you pay when purchasing Class A shares of stock, stock/bond and bond funds of the American Funds are set forth below. American Funds money market funds are offered at net asset value. (See "Fund Numbers" above for a listing of the funds.)



                                                                     DEALER
                                             SALES CHARGE AS       COMMISSION
                                            PERCENTAGE OF THE:    AS PERCENTAGE
                                            ------------------       OF THE
AMOUNT OF PURCHASE
AT THE OFFERING PRICE                      NET AMOUNT  OFFERING     OFFERING
                                           -INVESTED-   PRICE         PRICE
------------------------------------------- --------    -----         -----
STOCK AND STOCK/BOND FUNDS
Less than $25,000 . . . . . . . . .          6.10%      5.75%         5.00%
$25,000 but less than $50,000. . .           5.26       5.00          4.25
$50,000 but less than $100,000. .            4.71       4.50          3.75
BOND FUNDS
Less than $100,000 . . . . . . . .           3.90       3.75          3.00
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000 .            3.63       3.50          2.75
$250,000 but less than $500,000 .            2.56       2.50          2.00
$500,000 but less than $750,000 .            2.04       2.00          1.60
$750,000 but less than $1 million            1.52       1.50          1.20
$1 million or more . . . . . . . .           none       none      see below
--------------------------------------------------------------------------------


The initial sales charge paid by you on investments in Class A shares, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares.


                   Washington Mutual Investors Fund - Page 32

Similarly, any contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1% charge described below due to rounding.


CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge. HOWEVER, A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) MAY BE IMPOSED IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE.


The following investments are not subject to any initial or contingent deferred sales charge if American Funds Service Company is notified:


     .investments in Class A shares made by endowments or foundations with $50 million or more in assets;

     .investments made by accounts that are part of certain qualified fee-based programs and that purchased Class A shares before March 15, 2001; and

     .Individual Retirement Account rollovers involving retirement plan assets invested in the American Funds (this particular exception will no longer be available beginning February 1, 2005).

A dealer concession of up to 1% may be paid by the fund under its Class A Plan of Distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.


     EMPLOYER-SPONSORED RETIREMENT PLANS

     As noted in the prospectus, employer-sponsored retirement plans are not eligible to purchase Class A shares without a sales charge, or establish a statement of intention to do so, unless they currently invest in Class A shares without a sales charge. Individual 403(b) plans may be treated similarly to employer-sponsored plans for sales charge purposes (i.e., individual participant accounts are eligible to be aggregated together) if:
     (a) the American Funds are principal investment options; (b) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (c) there is only one dealer firm assigned to the plans.


                   Washington Mutual Investors Fund - Page 33

     OTHER PURCHASES

     Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund Administration Unit, or by his or her designee, Class A shares of the American Funds stock, stock/bond and bond funds may be sold at net asset value to:

     (1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

     (2) current registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

     (3) current registered investment advisers registered with the Principal Underwriter and assistants directly employed by such registered investment advisers, retired registered investment advisers with respect to accounts established while active, or full-time employees of registered investment advisers registered with the Principal Underwriter (and their spouses, parents and children), and plans for such persons;

     (4) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

     (5)  insurance company separate accounts;

     (6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

     (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;

     (8) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

     (9) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying


                   Washington Mutual Investors Fund - Page 34 investments are managed by any affiliate of The Capital Group Companies, Inc.; and

     (10) full-time employees of banks that have sales agreements with the Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

     Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

CONTINGENT DEFERRED SALES CHARGE ON CLASS A AND C SHARES - Except as described above, a CDSC of 1% applies to redemptions of Class A shares of the American Funds, other than the money market funds, made within 12 months following the purchase of Class A shares of $1 million or more made without an initial sales charge. A CDSC of 1% also applies to redemptions of Class C shares of the American Funds made within 12 months following the purchase of the Class C shares. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held the longest are assumed to be redeemed first for purposes of calculating this CDSC. The CDSC may be waived in certain circumstances. See "CDSC Waivers for Class A, B and C Shares" below.


CLASS B SALES CHARGES - Class B shares are sold without any initial sales charge. However, a CDSC may be applied to shares you sell within six years of purchase, as shown in the table below.


CONTINGENT DEFERRED SALES CHARGE ON CLASS B SHARES


Year of redemption:                 1     2     3     4     5     6     7+
Contingent deferred sales charge:   5%    4%    4%    3%    2%    1%    0%



Any contingent deferred sales charge paid by you on investments in Class B or C shares, expressed as a percentage of the applicable redemption amount, may be higher or lower than the percentages described above due to rounding.


There is no CDSC on appreciation in share value above the initial purchase price or on shares acquired through reinvestment of dividends or capital gain distributions. In addition, the CDSC may be waived in certain circumstances. See "CDSC Waivers for Class A, B and C Shares" below. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. In processing redemptions of Class B shares, shares that are not subject to any CDSC will be redeemed first followed by shares that you have owned the longest during the six-year period.


CLASS 529-E AND CLASS F SALES CHARGE - Class 529-E and F shares are sold with no initial or contingent deferred sales charge.





                   Washington Mutual Investors Fund - Page 35

DEALER COMMISSIONS AND COMPENSATION -- Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund's rollover policy as described in the prospectus and statement of additional information) are paid to dealers at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset. For certain tax-exempt accounts opened prior to September 1, 1969, sales charges and dealer commissions, as a percent of offering price, are respectively 3% and 2.5% (under $50,000); 2.5% and 2.0% ($50,000 but less than $100,000); 2.0% and 1.5% ($100,000 but less than
$250,000) and 1.5% and 1.25% ($250,000 but less than $1 million).


For Class B shares, compensation equal to 4.00% of the amount invested is paid by the Principal Underwriter to dealers who sell Class B shares.


For Class C shares, compensation equal to 1.00% of the amount invested is paid by the Principal Underwriter to dealers who sell Class C shares.


CONVERSION OF CLASS B AND C SHARES - Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date. Class C shares automatically convert to Class F shares in the month of the ten-year anniversary of the purchase date. Class 529-C shares will not convert to Class 529-F shares. The conversion of shares is subject to the Internal Revenue Service's continued position that the conversions are not subject to federal income tax. If the Internal Revenue Service no longer takes this position, the automatic conversion feature may be suspended. If that happened, no further conversions of Class B or C shares would occur while such suspension remained in effect, and at your option, Class B shares could be exchanged for Class A shares and Class C shares for Class F shares on the basis of the relative net asset values of the two classes, without the imposition of a sales charge or fee; however, such an exchange could constitute a taxable event for you. Absent such an exchange, Class B and C shares would continue to be subject to higher expenses for longer than eight years and ten years, respectively.


                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE - You and your "immediate family" (your spouse -- or equivalent if recognized under local law -- and your children under age 21) may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know at the time you purchase shares if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of the American Funds over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include future appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more for equity funds and $100,000 or more for bond funds made within a 13-month period subject to a statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount. Employer-sponsored retirement plans not currently invested in Class A shares are not eligible to establish a Statement to purchase $1 million or more without a sales charge.


                   Washington Mutual Investors Fund - Page 36

     When a shareholder elects to use a Statement in order to qualify for a reduced sales charge on purchases of the American Funds, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to the account at the end of the period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     Existing holdings eligible for rights of accumulation (see below), including Class A shares held in a fee-based arrangement, other classes of shares of the American Funds, holdings in Endowments (shares of which may be owned only by tax-exempt organizations) and any individual investments in American Legacy variable annuity contracts and variable life insurance policies (American Legacy, American Legacy II and American Legacy III, American Legacy Shareholder's Advantage, American Legacy III Plus, American Legacy III C Share, American Legacy III View, American Legacy Life, American Legacy Variable Life and American Legacy Estate Builder) may be credited toward satisfying the Statement.

     During the Statement period, reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement. The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.


                   Washington Mutual Investors Fund - Page 37

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those made by you and your immediate family (your spouse -- or equivalent if recognized under local law -- and your children under the age of 21), if all parties are purchasing shares for their own accounts and/or:

     .individual-type employee benefit plan(s), such as an IRA, 403(b) plan
          (see exception below), or single-participant Keogh-type plan;

     .business accounts solely controlled by you or your immediate family
          (for example, you own the entire business);

     .trust accounts established by you or your immediate family. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust;

     .endowments or foundations established and controlled by you or your immediate family; or

     .CollegeAmerica accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     .for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     .made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above;

     .for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     .for non-profit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation) or any endowments or foundations established and controlled by the organization; or

     .for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan (see "Class A Purchases Not Subject to Sales Charges" above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases (including, upon your request, purchases for gifts) of all classes of shares of two or more funds in the American Funds, as well as individual holdings in Endowments, American Legacy variable annuity con-


                   Washington Mutual Investors Fund - Page 38 tracts and variable life insurance policies. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds money market funds are excluded.

     RIGHTS OF ACCUMULATION - Subject to the limitations described in the aggregation policy, you may take into account the current value of your existing holdings in all share classes of the American Funds, as well as your holdings in Endowments, to determine your sales charge on investments in accounts eligible to be aggregated. Alternatively, upon your request, you may take into account the amount you invested less any withdrawals (however, for this purpose, the amount invested does not include capital appreciation or reinvested dividends and capital gains). When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuity contracts and variable life insurance policies. Direct purchases of American Funds money market funds are excluded. If you make a gift of shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and American Legacy accounts.

CDSC WAIVERS FOR CLASS A, B AND C SHARES - Any CDSC on Class A, B and C shares (and, if applicable, on the corresponding Class 529 shares) may be waived only in the following cases:


(1) Permitted exchanges of shares as described in the prospectus, provided that the shares acquired by such exchanges are not redeemed within: (i) one year of the initial purchase in the case of Class A or 529-A shares, (ii) six years of the initial purchase in the case of Class B or 529-B shares, or (iii) one year of the initial purchase in the case of Class C or 529-C shares.

(2)  Tax-free returns of excess contributions to IRAs.

(3) Redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

(4) For Class 529-A, 529-B and 529-C shareholders only, redemptions due to a beneficiary's death, post-purchase disability or receipt of a scholarship (to the extent of the scholarship award).

(5) Redemptions due to the complete termination of a trust upon the death of the trustor/ grantor or beneficiary, and only if such termination is specifically provided for in the trust document.

(6) The following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below) annually (the "12% limit"):

     . Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2 (required minimum distributions that


                   Washington Mutual Investors Fund - Page 39 continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

     . Redemptions through a systematic withdrawal plan ("SWP") (see "Automatic Withdrawals" under "Shareholder Account Services and Privileges", below). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

     For purposes of this paragraph, "account" means:

     .in the case of Class A shares, your investment in Class A shares of all American Funds (investments representing direct purchases of American Funds money market funds are excluded);

     .in the case of Class B shares, your investment in Class B shares of the particular fund from which you are making the redemption; and

     .in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed above. For example, CDSC waivers will not be allowed on redemptions of Class 529-B and 529-C shares due to: termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or the Virginia College Savings Plan eliminating the fund as an option for additional investment within CollegeAmerica.

                              PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.


Orders received by the investment dealer or authorized designee, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules


                   Washington Mutual Investors Fund - Page 40 about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.


Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).


All portfolio securities of funds advised by Capital Research and Management Company (other than money market funds) are valued, and the net asset values per share for each share class are determined, as follows:


1. Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.


Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which market quotations are not readily available or are considered unreliable are valued at fair value as determined in good faith under policies approved by the fund's Board. Subject to Board oversight, the fund's Board has delegated the obligation to make fair valuation determinations to a Valuation Committee established by the fund's investment adviser. The Board receives regular reports describing fair-valued securities and the valuation methods used.


                   Washington Mutual Investors Fund - Page 41

The Valuation Committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable, are valued in good faith by the Valuation Committee based upon what the fund might reasonably expect to receive upon their current sale. The Valuation Committee considers all indications of value available to it in determining the "fair value" to be assigned to a particular security, including, without limitation, the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions.


2. Each class of shares represents interests in the same portfolio of investments and is otherwise identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class on the basis of the relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to the respective share classes.

3. Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearer cent, is the net asset value per share for that share class.

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 3% of the outstanding shares of the fund without the consent of a majority of the fund's Board.

                    ROLLOVERS FROM RETIREMENT PLANS TO IRAS

As noted in the prospectus, assets from retirement plans may be invested in Class A, B, C or F shares through an IRA rollover. Rollovers invested in Class A shares from retirement plans will be subject to applicable sales charges. The following rollovers to Class A shares will be made at no sales charge:

..    Rollovers to IRAs from 403(b) plans with Capital Bank and Trust  Company as custodian; and

..    Rollovers to IRAs that are attributable to American Funds  investments,  if they meet the following three requirements:

     -- The retirement plan from which assets are being rolled over is part of an American Funds proprietary retirement plan program (such as
          PlanPremier,/(R)/ Recordkeeper Direct/(R)/ or Recordkeeper Connect/(R)/) or is a plan whose participant subaccounts are serviced by American Funds Service Company.

     -- The plan's assets were invested in American Funds at the time of distribution.

     -- The plan's assets are rolled over to an American Funds IRA with Capital Bank and Trust Company as custodian.

IRA rollover assets that roll over at no sales charge as described above will not be subject to a contingent deferred sales charge and investment dealers will be compensated solely with an annual service fee that begins to accrue immediately. IRA rollover assets that are not attributable to American Funds investments, as well as future contributions to the IRA, will be subject to sales charges and the terms and conditions generally applicable to Class A share investments as described in the prospectus and statement of additional information if invested in Class A shares.


                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by the Transfer Agent, dealer or any of their designees. Sales of certain Class A, B and C shares may be subject to a CDSC. Generally, Class F shares are only available to fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.


You may sell (redeem) other classes of shares in your account in any of the following ways:


     THROUGH YOUR DEALER (certain charges may apply)

     - Shares held for you in your dealer's street name must be sold through the dealer.


                   Washington Mutual Investors Fund - Page 42

     WRITING TO AMERICAN FUNDS SERVICE COMPANY

     -  Requests must be signed by the registered shareholder(s).

     -  A signature guarantee is required if the redemption is:

          -  Over $75,000;

          - Made payable to someone other than the registered shareholder(s); or

          - Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

          Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.


     - Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

     - You must include with your written request any shares you wish to sell that are in certificate form.

     TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR USING THE INTERNET

     -Redemptions by telephone, fax or the Internet (including American
          FundsLine/(R)/ and American FundsLine OnLine/(R)/) are limited to $75,000 per shareholder each day.

     -   Checks must be made payable to the registered shareholder(s).

     - Checks must be mailed to an address of record that has been used with the account for at least 10 days.

     MONEY MARKET FUNDS

     -You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.

     -You may establish check writing privileges using an account application.

          - If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your checking account signature card.

          - Check writing is not available for any of the 529 share classes or B, C or F share classes of The Cash Management Trust of America.


                   Washington Mutual Investors Fund - Page 43

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


If you notify the Transfer Agent, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in any of the American Funds within 90 days after the date of the redemption or distribution. Proceeds from a Class B share redemption where a CDSC was charged will be reinvested in Class A shares. Proceeds from any other type of redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption or distribution was made. Any CDSC on Class A or C shares will be credited to your account. Redemption proceeds of Class A shares representing direct purchases in the money market funds that are reinvested in non-money market funds will be subject to a sales charge. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by the Transfer Agent. You may not reinvest proceeds in the American Funds as described in this paragraph if the reinvestment otherwise triggers a purchase block as described under "Frequent trading of fund shares."


FREQUENT TRADING OF FUND SHARES -- As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund's "purchase blocking policy." Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions.

OTHER POTENTIALLY ABUSIVE ACTIVITY -- In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds - for example, short-term trading activity in multiple funds. When identified, American Funds Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.


                   Washington Mutual Investors Fund - Page 44

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available for Class 529 shareholders or if your account is held with an investment dealer.


AUTOMATIC INVESTMENT PLAN - An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.


AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid by the 529 share classes will be automatically reinvested.


If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains ("distributions") of the same share class into other American Funds at net asset value, subject to the following conditions:


(a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

(b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

(c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.


                   Washington Mutual Investors Fund - Page 45

EXCHANGE PRIVILEGE - You may only exchange shares into other American Funds within the same class. However, exchanges from Class A shares of The Cash Management Trust of America may be made to Class B or C shares of other American Funds for dollar cost averaging purposes. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be done through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.


Exchanges from Class A, C or F shares to the corresponding 529 share class, particularly in the case of Uniform Gifts to Minors Act or Uniform Transfer to Minors Act custodial accounts, may result in significant legal and tax consequences as described in the CollegeAmerica Program Description. Please consult your financial adviser prior to making such an exchange.


You may exchange shares of other classes by writing to the Transfer Agent (see "Selling Shares" above), by contacting your investment dealer or financial adviser, by using American FundsLine and American FundsLine OnLine (see "American FundsLine and American FundsLine OnLine" below), or by telephoning 800/421-0180 toll-free, faxing (see "American Funds Service Company Service Areas" in the prospectus for the appropriate fax numbers) or telegraphing the Transfer Agent. For more information, see "Telephone and Internet Purchases, Redemptions and Exchanges" below. Shares held in corporate-type retirement plans for which Capital Bank and Trust Company serves as trustee may not be exchanged by telephone, Internet, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see "Price of Shares" above). THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


AUTOMATIC EXCHANGES - For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American Funds on any day (or preceding business day if the day falls on a non-business day) of each month you designate.


AUTOMATIC WITHDRAWALS - For all share classes, except the 529 classes of shares, you may automatically withdraw shares from any of the American Funds. You can make automatic withdrawals of $50 or more as often as you wish if your account is worth at least $10,000, or up to four times a year for an account worth at least $5,000. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.


Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


                   Washington Mutual Investors Fund - Page 46

ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.


AMERICAN FUNDSLINE AND AMERICAN FUNDSLINE ONLINE - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $75,000 per American Funds shareholder each day) from non-retirement plan accounts, or exchange shares around the clock with American FundsLine and American FundsLine OnLine. To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds website on the Internet at americanfunds.com. Redemptions and exchanges through American FundsLine and American FundsLine OnLine are subject to the conditions noted above and in "Telephone and Internet Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of the American Funds under "Purchase of Shares - Fund Numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine) or the Internet (including American FundsLine OnLine), fax or telegraph purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, the fund's business manager and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.


REDEMPTION OF SHARES - The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.


While payment of redemptions normally will be in cash, the fund's Articles of Incorporation permit payment of the redemption price wholly or partly in securities or other property included in the assets belonging to the fund when in the opinion of the fund's Board of Directors, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable.


SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent. Certificates are not available for the 529 share classes.


                   Washington Mutual Investors Fund - Page 47

                      EXECUTION OF PORTFOLIO TRANSACTIONS

The investment adviser places orders with broker-dealers for the fund's portfolio transactions. The investment adviser strives to obtain best execution on the fund's portfolio transactions, taking into account a variety of factors to produce the most favorable total price reasonably attainable under the circumstances. These factors include the size and type of transaction, the cost and quality of executions, and the broker-dealer's ability to offer liquidity and anonymity. The fund does not consider the investment adviser as having an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations. Subject to the considerations outlined above, the investment adviser may place orders for the fund's portfolio transactions with broker-dealers who have sold shares of the funds managed by the investment adviser, or who have provided investment research, statistical or other related services to the investment adviser. In placing orders for the fund's portfolio transactions, the investment adviser does not commit to any specific amount of business with any particular broker-dealer. Further, when the investment adviser places orders for the fund's portfolio transactions, it does not give any consideration to whether a broker-dealer has sold shares of the funds managed by the investment adviser. The investment adviser may, however, give consideration to investment research, statistical or other related services provided to the adviser in placing orders for the fund's portfolio transactions.


Portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.


Brokerage commissions paid on portfolio transactions, including investment dealer concessions on underwritings, if applicable, for the fiscal years ended April 30, 2004, 2003 and 2002, amounted to $25,499,000, $39,508,000 and
$37,266,000. With respect to fixed-income securities, brokerage commissions include explicit investment dealer concessions and may exclude other transaction costs which may be reflected in the spread between the bid and asked price. The decrease in brokerage commissions between 2003 and 2004 was principally due to a decrease in portfolio turnover.


The fund is required to disclose information regarding investments in the securities of its "regular" broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is: (1) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund's portfolio transactions during the fund's most recent fiscal year; (2) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund's most recent fiscal year; or
(3) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund's most recent fiscal year. At the end of the fund's most recent fiscal year, the fund held equity securities of J.P. Morgan Chase & Co., in the amount of $1,864,960,000, Bank of America Corp., in the amount of $1,797,461,000, Citigroup, in the amount of $513,120,000 and Wachovia Corp., in the amount of $465,278,000.


During fiscal years 2004, 2003 and 2002 Johnston, Lemon & Co. Incorporated received no commissions for executing portfolio transactions for the fund. Johnston, Lemon & Co. Incorporated will not participate in commissions paid by the fund to other brokers or dealers and will not receive any reciprocal business, directly or indirectly, as a result of such commissions.


                   Washington Mutual Investors Fund - Page 48

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 135 South State College Boulevard, Brea, CA 92821-5823. American Funds Service Company was paid a fee of $48,088,000 for Class A shares and $2,097,000 for Class B shares for the 2004 fiscal year.


In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM - PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, CA 90071, serves as the fund's independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent registered public accounting firm is reviewed and determined annually by the Board of Directors.


INDEPENDENT LEGAL COUNSEL - Dechert, 1775 Eye Street, NW, Washington D.C. 20006, serves as counsel for the fund and for Directors who are not interested persons (as defined by the 1940 Act) of the fund in their capacities as such. A determination with respect to the independence of the fund's "independent legal counsel" will be made at least annually by the independent Directors of the fund, as prescribed by the 1940 Act and the related rules.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS - The fund's fiscal year ends on April 30. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the


                   Washington Mutual Investors Fund - Page 49 fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


CODES OF ETHICS - The fund, Washington Management Corporation and Capital Research and Management Company and its affiliated companies, including the fund's principal underwriter, have adopted codes of ethics which allow for personal investments, including securities in which the fund may invest from time to time. These codes include: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


PROXY VOTING PROCEDURES AND GUIDELINES - The Fund's Board of Directors oversees the voting of proxies of shares held by the Fund and has appointed a Committee on Proxy Voting Procedures to assist it. Members of the Committees are Messrs. Smith, Callahan and Brinkman. The Board has authorized the President of the Fund or his delegate (the "Voting Officer") to vote individual proxies and has approved "proxy voting procedures and policy" (the "Guidelines") which are used by the Voting Officer in deciding how to vote on particular matters. The Guidelines provide to the Voting Officer guidance on how to vote on a variety of matters that are often the subject of shareholder voting. The Guidelines are not intended to be rigid rules and each matter is to be considered on a case-by-case basis and voted in the manner that the Voting Officer determines to be in the best interests of the Fund and its shareholders.


The Guidelines provide that generally the Voting Officer should vote against (i) defensive anti-takeover measures, (ii) staggered boards of directors, (iii) measures calling for the creation of special classes of shares with extra voting power and (iv) proposals that provide, in the judgment of the Voting Officer, for excessive compensation for directors and officers including stock option plans that may cause excessive dilution to shareholders. The Guidelines also provide that the Voting Officer should vote in favor of proposals to expense stock options for financial reporting purposes.


The Guidelines provide that the Voting Officer should assess on a case-by-case basis shareholder proposals relating to a wide range of social or political issues, weighing the impact of such proposals upon the company's shareholders. Finally, the Guidelines provide, as a general policy matter, that the Voting Officer should vote in support of corporate management on routine, non-controversial matters, but that the Voting Officer should exercise care in reviewing routine matters to assure that the matter to be voted upon does not give rise to issues that may call into question whether a vote in support of management is in the best interests of the Fund and its shareholders.


If the Voting Officer is aware of any conflict of interest between the interests of Fund shareholders, on the one hand, and the interests of the Fund's investment adviser or any affiliated person of the Fund or its adviser, on the other hand, the Voting Officer will discuss and resolve that conflict of interest with a member of the Committee on Proxy Voting Procedures.


                   Washington Mutual Investors Fund - Page 50

Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, will be available on or about September 1, 2004, (i) without charge, upon request by calling American Funds Service Company at 800/421-0180 or (ii) on the SEC's website at www.sec.gov.


LEGAL PROCEEDINGS -- On February 16, 2005, the NASD filed an administrative complaint against the Principal Underwriter. The complaint alleges violations of certain NASD rules by the Principal Underwriter with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement.

On March 24, 2005, the investment adviser and Principal Underwriter filed a complaint against the Attorney General of the State of California in Los Angeles County Superior Court. The complaint alleges that the Attorney General threatened to take enforcement actions against the investment adviser and Principal Underwriter that are without merit and preempted by federal law. The complaint seeks injunctive and declaratory relief. On the same day, following the filing of the investment adviser's and Principal Underwriter's complaint, the Attorney General of the State of California filed a complaint against the Principal Underwriter and investment adviser. Filed in Los Angeles County Superior Court, the Attorney General's complaint alleges violations of certain sections of the California Corporations Code with respect to so-called "revenue sharing" disclosures in mutual fund prospectuses and statements of additional information. The complaint seeks injunctive relief, penalties, restitution and disgorgement.

The investment adviser and Principal Underwriter believe that these matters are not likely to have a material adverse effect on the fund or on the ability of the investment adviser or Principal Underwriter to perform its contract with the fund. The SEC is conducting a related investigation as of the date of this statement of additional information. The investment adviser and Principal Underwriter are cooperating fully. In addition, a series of class action lawsuits have been filed in the U.S. District Court, Central District of California, raising issues related to so-called "directed brokerage" and "revenue sharing" practices. Further updates on these issues will be available on the American Funds website (americanfunds.com) under "American Funds regulatory matters."

OTHER INFORMATION - The financial statements including the investment portfolio and the report of Independent Registered Public Accounting Firm contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES - APRIL 30, 2004

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $28.79
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $30.55



                   Washington Mutual Investors Fund - Page 51

                     WASHINGTON MUTUAL INVESTORS FUND, INC.

                                     Part B
                                Retirement Plan
                      Statement of Additional Information

                                 June 22, 2004

                         (as supplemented June 1, 2005)

This document is not a prospectus but should be read in conjunction with the current Retirement Plan Prospectus of Washington Mutual Investors Fund (the "fund" or "WMIF") dated June 22, 2004. The prospectus may be obtained from your financial adviser or by writing to the fund at the following address:

                     Washington Mutual Investors Fund, Inc.
                              Attention: Secretary
                            1101 Vermont Avenue, NW
                              Washington, DC 20005
                                 (202) 842-5665

                               TABLE OF CONTENTS



Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        2
Fundamental Policies and Investment Restrictions. . . . . . . . . .        4
Management of the Fund. . . . . . . . . . . . . . . . . . . . . . .        6
Taxes and Distributions . . . . . . . . . . . . . . . . . . . . . .       24
Rollovers from Retirement Plans to IRAS . . . . . . . . . . . . . .       27
Purchase, Exchange and Sale of Shares . . . . . . . . . . . . . . .       27
Sales Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       30
Class A Sales Charge Reductions . . . . . . . . . . . . . . . . . .       33
Price of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .       35
Shareholder Account Services  . . . . . . . . . . . . . . . . . . .       37
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       38
General Information . . . . . . . . . . . . . . . . . . . . . . . .       39
Financial Statements





                   Washington Mutual Investors Fund - Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered AT THE TIME OF PURCHASE, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


GENERAL GUIDELINE

..    As set forth in its Prospectus, generally common stocks and securities convertible into common stocks meeting the fund's Investment Standards and on the fund's Eligible List may be held by the fund; however, the fund may also hold, to a limited extent, short-term U.S. government securities, other money market instruments, cash and cash equivalents.

                        *     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objective, Strategies and Risks."


EQUITY SECURITIES - Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions.


SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS - The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Convertible bonds, convertible preferred stocks and other securities may sometimes be converted, or automatically convert, into common stocks or other securities at a stated conversion ratio. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.


NON-U.S. SECURITIES - The fund may invest in securities of certain companies domiciled outside of the United States if they meet the fund's other Investment Standards and are included in the Standard and Poor's 500 Composite Stock Index. Generally, the S&P 500 Index is comprised of U.S. based companies. However, several companies in the index are currently domiciled in countries such as Bermuda although their operations may be substantially conducted in the United States. The fund may also hold securities of non-U.S. companies when such companies have merged with or otherwise acquired a company in which the fund held shares at the time of the merger. Foreign securities may be subject to certain risks, different from those of investing in U.S. based companies. These include less publicly available information about issues, different accounting, auditing and financial reporting regulations and practices, changing economic, political and social conditions, and risks associated with foreign currency exchange rates and foreign trading markets. These securities are often in the form of American Depositary Receipts ("ADRs") which are typically issued by a U.S. bank or trust company evidencing ownership of an underlying foreign security. Investing in foreign securities that are traded in the U.S. or through ADRs avoids certain foreign currency risks. Investing through ADRs may, however, make it more difficult to exercise all of the rights that customarily attach to share ownership.


                   Washington Mutual Investors Fund - Page 2

U.S. TREASURY SECURITIES - U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.


U.S. AGENCY SECURITIES - U.S. agency securities include those securities issued by certain U.S. government instrumentalities and certain federal agencies. These securities are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve some form of federal sponsorship: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal National Mortgage Association ("Fannie Mae"), Tennessee Valley Authority and Federal Farm Credit Bank System.


CASH AND CASH EQUIVALENTS - These include: (i) commercial paper (for example, short-term notes up to 12 months in maturity issued by corporations, governmental bodies or bank/ corporation sponsored conduits (asset-backed commercial paper)), (ii) short-term bank obligations (for example, certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes, (iii) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (iv) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (v) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER - The fund's portfolio turnover rates for the fiscal years ended 2004 and 2003 were 12% and 21%, respectively, and the average of the last five years was 21%. See "Financial Highlights" in the prospectus for the fund's annual portfolio turnover for each of the last five fiscal years.


With the fund's focus on long term investing, the fund does not engage in high portfolio turnover (100% or more). High turnover generates greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of excessive short-term capital gains, which are taxable at the highest rate when distributed to shareholders. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made.


               THE FUND AND ITS INVESTMENT OBJECTIVE AND POLICIES

The fund has Investment Standards based upon criteria established by the United States District Court for the District of Columbia for determining the eligibility of securities under the Court's Legal List procedure which was in effect for many years. The fund has an Eligible List of investments based upon its Investment Standards. The fund's Investment Standards encompass numerous criteria that govern which securities may be included on the fund's Eligible List. Currently, those criteria include, for example: (i) a security shall be listed on the New York Stock Exchange ("NYSE") or meet the financial listing requirements of NYSE (the applicable listing requirements are set forth in Section 1 of the Listed Company Manual of the NYSE); (ii) except


                   Washington Mutual Investors Fund - Page 3 for banks and a few other companies, the issuing company must have fully earned its dividends in at least four of the past five years and paid a dividend in at least nine of the past ten years; (iii) banks and savings and loan associations must have paid a dividend in at least four of the past five years; (iv) companies which do not meet the fund's dividend payment requirements must meet other additional requirements which are generally more stringent than the fund's other standards applicable to dividend paying companies (these companies are limited to 5% of the fund's total assets at the time of the investment); (v) the ratio of current assets to liabilities for most individual companies must be at least 1.5 to 1, or their bonds must be rated at least investment grade by Standard and Poor's Corp; (vi) banks, insurance companies and other financial institutions must have capital funds of at least $100 million; and (vii) companies must not derive the majority of their revenues from alcohol or tobacco products. The Investment Standards are periodically reviewed by the fund's Board of Directors, Investment Adviser and Business Manager. Although the Standards are not changed frequently, modifications may be made, with the approval of the fund's Board of Directors, as a result of economic, market or corporate developments. The Investment Adviser is required to select the fund's investments exclusively from the Eligible List. The Investment Adviser monitors the Eligible List and makes recommendations to the Board of Directors of additions to, or deletions from, the List for continued compliance with the fund's Investment Standards.


It is believed that in applying the above disciplines and procedures, the fund makes available to pension and profit-sharing trustees and other fiduciaries a prudent stock investment and an assurance of continuity of investment quality which it has always been the policy of the fund to provide. However, fiduciary investment responsibility and the Prudent Investor Rule involve a mixed question of law and fact which cannot be conclusively determined in advance. Moreover, recent changes to the Prudent Investor Rule in some jurisdictions speak to an allocation of funds among a variety of investments. Therefore, each fiduciary should examine the common stock portfolio of the fund to see that it, along with other investments, meets the requirements of the specific trust. The Investment Standards are not part of the fund's Investment Restrictions discussed below.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


The fund may not:


 1. Purchase any security which is not legal for the investment of trust funds in the District of Columbia;

 2.  Purchase or sell real estate or commodities;


                   Washington Mutual Investors Fund - Page 4

 3. Make a purchase which would cause more than 5% of the value of the total assets of the fund to be invested in the securities of any one issuer;

 4. Make a purchase which would cause more than 10% of the outstanding securities of any issuer to be held in the portfolio of the fund;

 5. Invest in companies for the purpose of exercising control or management and may not invest in securities of other investment companies;

 6.  Purchase securities on margin or sell securities short;

 7.  Lend money;

 8. Borrow money except for temporary or emergency purposes and not for investment purposes and then only from banks in an amount not exceeding at the time of borrowing 10% of the fund's net assets, nor pledge or hypothecate more than 10% of its net assets and then only to secure such borrowing, provided that the fund may not purchase portfolio securities during any periods when loans amounting to 5% or more of the fund's net assets are outstanding; and

 9. Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry. The Board of Directors, acting upon the recommendations of the Advisory Board, may from time to time establish lower limitations on the amount of investment in specific industries.

It is declared policy of the fund to maintain a fully invested position with cash equivalents not to exceed 5% of net assets after allowing for sales of portfolio securities and fund shares within thirty days and the accumulation of cash balances representing undistributed net investment income and realized capital gains.


Notwithstanding the restriction on investing in the securities of other investment companies, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors as permitted by the Securities and Exchange Commission.


The fund does not act as an underwriter of securities issued by others, except to the extent that the disposal of an investment position may technically constitute the fund an underwriter as the term is defined in the Securities Act of 1933.


NON-FUNDAMENTAL POLICIES - The following policy may be changed by the Board of Directors without shareholder approval:


The fund may not issue senior securities, except as permitted by the 1940 Act.


                   Washington Mutual Investors Fund - Page 5

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS AND OFFICERS

                                                                                       NUMBER OF
                                     YEAR FIRST                                       PORTFOLIOS
                        POSITION      ELECTED         PRINCIPAL OCCUPATION(S)       WITHIN THE FUND
                        WITH THE     A DIRECTOR               DURING              COMPLEX/2/ ON WHICH  OTHER DIRECTORSHIPS/3/ HELD
     NAME AND AGE         FUND     OF THE FUND/1/          PAST 5 YEARS             DIRECTOR SERVES            BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
 "INDEPENDENT" DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
 Cyrus A. Ansary         Director       1983        President, Investment                  3            JPMorgan Value
 Age: 71                                            Services                                            Opportunities Fund
                                                    International Co. LLC
                                                    (private investment company
                                                    for various operating
                                                    entities)
-----------------------------------------------------------------------------------------------------------------------------------
 Charles A. Bowsher      Director       2001        Retired Comptroller General            1            DeVry, Inc.; SI
 Age: 74                                            of The United States                                International, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 Daniel J. Callahan      Director       1997        Vice Chairman & Treasurer,             3            JPMorgan Value
 III                                                The Morris & Gwendolyn                              Opportunities Fund
 Age: 73                                            Cafritz Foundation
-----------------------------------------------------------------------------------------------------------------------------------
 R. Clark Hooper         Director       2003        President, The Dumbarton               1            None
 Age: 58                                            Group LLC (consulting);
                                                    former Executive Vice
                                                    President, NASD
-----------------------------------------------------------------------------------------------------------------------------------
 Edward W. Kelley,       Director       2002        Retired Governor, Federal              1            Security Capital Corp.
 Jr.                                                Reserve Board
 Age: 73
-----------------------------------------------------------------------------------------------------------------------------------
 James C. Miller III     Director       1992        Chairman, The CapAnalysis              3            Flyi Inc.; JPMorgan Value
 Age: 62                                            Group, LLC (economic,                               Opportunities Fund
                                                    financial and regulatory
                                                    consulting); former
                                                    Counselor, Citizens for a
                                                    Sound Economy
-----------------------------------------------------------------------------------------------------------------------------------
 Katherine D. Ortega     Director       2002        Former Treasurer of the                3            The Kroger Co.; Rayonier
 Age: 70                                            United States                                       Inc.; JPMorgan Value
                                                                                                        Opportunities Fund
-----------------------------------------------------------------------------------------------------------------------------------
 John Knox Singleton     Director       2001        President and Chief                    3            Healthcare Realty Trust,
 Age: 56                                            Executive Officer, INOVA                            Inc.; JP Morgan Value
                                                    Health System                                       Opportunities Fund
-----------------------------------------------------------------------------------------------------------------------------------
 T. Eugene Smith         Director       1987        President, T. Eugene Smith,            3            JPMorgan Value
 Age: 74                                            Inc.                                                Opportunities Fund
                                                    (real estate consulting,
                                                    planning and development)
-----------------------------------------------------------------------------------------------------------------------------------




                   Washington Mutual Investors Fund - Page 6

                                                    PRINCIPAL OCCUPATION(S) DURING
                                     YEAR FIRST            PAST 5 YEARS AND               NUMBER OF
                                      ELECTED               POSITIONS HELD               PORTFOLIOS
                       POSITION       DIRECTOR         WITH AFFILIATED ENTITIES        WITHIN THE FUND     OTHER DIRECTORSHIPS/3/
                       WITH THE    AND/OR OFFICER    OR THE PRINCIPAL UNDERWRITER    COMPLEX/2/ ON WHICH            HELD
    NAME AND AGE         FUND      OF THE FUND/1/            OF THE FUND               DIRECTOR SERVES           BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/4,//5/
-----------------------------------------------------------------------------------------------------------------------------------
 James H. Lemon,       Chairman         1971        Chairman of the Board and                 3            JPMorgan Value
 Jr.                   of the                       Chief Executive Officer,                               Opportunities Fund
 Age: 69               Board                        The Johnston-Lemon Group,
                                                    Incorporated (financial
                                                    services holding company)
-----------------------------------------------------------------------------------------------------------------------------------
 Harry J. Lister       Vice             1972        Director, Washington                      3            JPMorgan Value
 Age: 69               Chairman                     Management Corporation                                 Opportunities Fund
                       of the
                       Board
-----------------------------------------------------------------------------------------------------------------------------------
 Jeffrey L. Steele     President        2000        President and Director,                   3            JPMorgan Value
 Age: 59               and                          Washington Management                                  Opportunities Fund
                       Director                     Corporation
-----------------------------------------------------------------------------------------------------------------------------------




                   Washington Mutual Investors Fund - Page 7

                                                                                     PRINCIPAL OCCUPATION(S) DURING
                               POSITION          YEAR FIRST ELECTED                 PAST 5 YEARS AND POSITIONS HELD
                               WITH THE              AN OFFICER                         WITH AFFILIATED ENTITIES
    NAME AND AGE                 FUND              OF THE FUND/1/               OR THE PRINCIPAL UNDERWRITER OF THE FUND
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
-----------------------------------------------------------------------------------------------------------------------------------
 Michael W. Stockton        Vice President,             1995          Vice President, Secretary, Assistant Treasurer and Director,
 Age: 38                 Treasurer and Assistant                      Washington Management Corporation
                            Secretary
-----------------------------------------------------------------------------------------------------------------------------------
 Ralph S. Richard           Vice President              1953          Vice President, Treasurer and Director, Washington
 Age: 86                                                              Management Corporation
-----------------------------------------------------------------------------------------------------------------------------------
 Lois A. Erhard             Vice President              1983          Vice President, Washington Management Corporation
 Age: 52
-----------------------------------------------------------------------------------------------------------------------------------
 J. Lanier Frank            Assistant Vice              1992          Assistant Vice President, Washington Management Corporation
 Age: 44                      President
-----------------------------------------------------------------------------------------------------------------------------------
 Ashley L. Shaw/6/       Assistant Secretary            2000          Assistant Secretary, Washington Management Corporation
 Age: 36
-----------------------------------------------------------------------------------------------------------------------------------
 Jennifer L. Butler      Assistant Secretary            2005          Assistant Vice President, Washington Management
 Age: 39                                                              Corporation; former Specialist, Fund Administration,
                                                                      Pacific Investment Management Company
-----------------------------------------------------------------------------------------------------------------------------------



1 Directors and officers of the fund serve until their resignation, removal or retirement.
2 In each instance where a Director of the fund serves on other funds affiliated with The American Funds Group, such service is as a trustee of The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia, both portfolios of The American Funds Tax-Exempt Series I.


                   Washington Mutual Investors Fund - Page 8

3 This includes all directorships (other than those of the American Funds) that are held by each Director as a director of a public company or a registered investment company.
4 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Business Manager, Washington Management Corporation.
5 All of the directors and officers listed are officers and/or directors/trustees of one or more other funds for which Washington Management Corporation serves as Business Manager.
6 Ashley L. Shaw is the daughter of James H. Lemon, Jr.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 1101 VERMONT AVENUE, NW, WASHINGTON, DC 20005, ATTENTION: FUND SECRETARY.


                   Washington Mutual Investors Fund - Page 9

FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2004

                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED                BY DIRECTOR
-------------------------------------------------------------------------------
 "INDEPENDENT" DIRECTORS
-------------------------------------------------------------------------------
 Cyrus A. Ansary                Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 Charles A. Bowsher            Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Daniel J. Callahan III         Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 R. Clark Hooper             $10,001 - $50,000           $10,001 - $50,000
-------------------------------------------------------------------------------
 Edward W. Kelley, Jr.         Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 James C. Miller III            Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 Katherine D. Ortega           Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 J. Knox Singleton             Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 T. Eugene Smith                Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/2/
-------------------------------------------------------------------------------
 James H. Lemon, Jr.            Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 Harry J. Lister                Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 Jeffrey L. Steele              Over $100,000              Over $100,000
-------------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000;
  $10,001 - $50,000; $50,001 - $100,000 and Over $100,000. The amounts listed for "independent" Directors include shares owned through the deferred compensation plan described below.
2 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Business Manager, Washington Management Corporation.

DIRECTOR COMPENSATION - No compensation is paid by the fund to any officer or Director who is a director, officer or employee of the business manager or its affiliates. The fund pays annual fees of $60,000 per annum to Directors who are not affiliated with the business manager plus $6,000 per annum for the Audit Committee Chair and $6,000 per annum for the Governance Committee Chair, $2,000 for each Board of Directors meeting attended, and $1,000 for each meeting attended as a member of a committee of the Board of Directors.


No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the business manager.


                   Washington Mutual Investors Fund - Page 10

DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED APRIL 30, 2005

                                                                               TOTAL COMPENSATION (INCLUDING
                                                  AGGREGATE COMPENSATION           VOLUNTARILY DEFERRED
                                                  (INCLUDING VOLUNTARILY             COMPENSATION/1/)
                                                 DEFERRED COMPENSATION/1/)       FROM ALL FUNDS MANAGED BY
                                NAME                   FROM THE FUND          CAPITAL RESEARCH AND MANAGEMENT
----------------------------------------------------------------------------   COMPANY OR ITS AFFILIATES/2/
                                                                            -----------------------------------
 Cyrus A. Ansary                                          $72,800                         $80,500
---------------------------------------------------------------------------------------------------------------
 Charles A. Bowsher/3/                                     78,000                          78,000
---------------------------------------------------------------------------------------------------------------
 Daniel J. Callahan III                                    73,200                          79,000
---------------------------------------------------------------------------------------------------------------
 R. Clark Hooper/3/                                        75,000                          75,000
---------------------------------------------------------------------------------------------------------------
 Edward W. Kelley, Jr.                                     71,000                          71,000
---------------------------------------------------------------------------------------------------------------
 James C. Miller                                           72,800                          81,000
---------------------------------------------------------------------------------------------------------------
 Katherine D. Ortega/3/                                    71,800                          79,500
---------------------------------------------------------------------------------------------------------------
 J. Knox Singleton/3/                                      66,200                          66,200
---------------------------------------------------------------------------------------------------------------
 T. Eugene Smith                                           77,800                          85,500
---------------------------------------------------------------------------------------------------------------

1 Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the fund in 1994. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the Directors.
2 In each instance where a Director of the fund serves on other funds affiliated with The American Funds Group, such service is as a trustee of The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia, both portfolios of The American Funds Tax-Exempt Series I.

3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2005 fiscal year for participating Directors is as follows: Charles A. Bowsher ($269,000), R. Clark Hooper ($113,000), Katherine D. Ortega ($207,000) and J.
  Knox Singleton ($293,000). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.


FUND ORGANIZATION AND THE BOARD OF DIRECTORS - The fund, an open-end, diversified management investment company, was organized as a Delaware Corporation in 1952 and reincorporated in Maryland in 1990. Although the Board of Directors has delegated day-to-day oversight to the business manager and investment adviser, all fund operations are supervised by the fund's Board, which meets periodically and performs duties required by applicable state and federal laws.


Under Maryland law, the fund's business and affairs are managed under the direction of the Board of Directors, and all powers of the fund are exercised by or under the authority of the Board except as reserved to the shareholders by law or the fund's charter or by-laws. Maryland law requires each Director to perform his/her duties as a Director, including his/her duties as a member of any Board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of the fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.


Members of the Board who are not affiliated with the fund's management are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


                   Washington Mutual Investors Fund - Page 11

The fund has several different classes of shares, including Class A, B, C, F, 529-A, 529-B, 529-C, 529-E, 529-F, R-1, R-2, R-3, R-4 and R-5 shares. Class R shares are generally only available to employer-sponsored retirement plans. The B, C, F and 529 share classes are described in more detail in the fund's retail prospectus and retail statement of additional information. The shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Directors and set forth in the fund's rule 18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 Plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone.


The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of Board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the Board could be removed by a majority vote.


The following table identifies those investors who own of record or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on May 22, 2004:



                   NAME AND ADDRESS                     OWNERSHIP PERCENTAGE
-------------------------------------------------------------------------------
 Edward D. Jones & Co.                                  Class A        12.07%
 201 Progress Pkwy.
 Maryland Hts., MO  63043-3009
-------------------------------------------------------------------------------
 MLPF&S for the Sole Benefit of its Shareholders        Class R-3       6.82
 4800 Deer Lake Dr. E., Fl. 2
 Jacksonville, FL  32246-6484
-------------------------------------------------------------------------------
 ING LIfe Insurance & Annuity                           Class R-3       7.55
 151 Farmington Ave., #TN41
 Hartford, CT  06156-0001
-------------------------------------------------------------------------------
 The Manufacturers Life Ins. Co. USA                    Class R-3      18.04
 250 Bloor St. East, 7th Fl.
 Toronto, Ontario
 Canada M4W 1E5
-------------------------------------------------------------------------------
 Putnam Fiduciary Trust Co. TTEE                        Class R-4       9.70
 Milacron Ret. Svgs. Plan
 1 Investors Way
 Norwood, MA  02062-1584
-------------------------------------------------------------------------------
 JP Morgan Chase TTEE                                   Class R-4      11.59
 Perot Systems Corporation
 P.O. Box 419784
 Kansas City, MO  64141-6784
-------------------------------------------------------------------------------
 Charles Schwab & Co. Inc.                              Class R-4       6.31
 101 Montgomery St.
 San Francisco, CA  94104-4122
-------------------------------------------------------------------------------
 JP Morgan Chase TTEE FBO                               Class R-5      36.76
 Thrift Plan for the Employees of the Federal Reserve
 System
 4 Chase Metrotech Ctr.
 Brooklyn, NY  11245-0002
-------------------------------------------------------------------------------
 Putnam Fiduciary Trust Co. TTEE                        Class R-5       5.49
 Janney Montgomery Scott LLC
 Investors Way
 Norwood, MA  02002
-------------------------------------------------------------------------------
 Putnam Fiduciary Trust Co. TTEE                        Class R-5       9.21
 Abbot Laboratories
 1 Investors Way
 Norwood, MA  02062-1584
-------------------------------------------------------------------------------
 CGTC Tr. Capital Group Master Retirement Plan          Class R-5      14.34
 c/o Capital Guardian Trust Co.
 333 S. Hope St., Fl. 49
 Los Angeles, CA  90071-1406
-------------------------------------------------------------------------------




                   Washington Mutual Investors Fund - Page 12

COMMITTEES OF THE BOARD OF DIRECTORS

The Fund has an Audit Committee composed of six directors who are not considered "interested persons" of the Fund within the meaning of the 1940 Act ("independent directors"): Cyrus A. Ansary, Charles A. Bowsher, Daniel J. Callahan III, Edward W. Kelley, Jr., James C. Miller III (Chair) and T. Eugene Smith. The function of the Committee is the oversight of the Corporation's accounting and financial reporting policies. The Committee acts as a liaison between the Fund's independent registered public accounting firm and the full Board of Directors.


The Fund has a Governance Committee composed of Cyrus A. Ansary (Chair) and all the other independent directors. The Committee's functions include reviewing all contracts and agreements with the Fund, as required by the 1940 Act and the rules thereunder. The Committee reports its recommendations to the full Board of Directors. In addition, the Committee periodically reviews such issues as the Board's composition, responsibilities, committees and compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates candidates for independent directors to the full Board of Directors. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Governance Committee of the Fund, c/o the Fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee.


                   Washington Mutual Investors Fund - Page 13

The Fund has a Proxy Committee composed of Daniel J. Callahan III, T. Eugene Smith and Jeffrey L. Steele. The Committee's functions include establishing and reviewing procedures and policies for voting of proxies of companies held in the Fund's portfolio.


There were seven Board of Directors meetings and eight Committee meetings (five Audit, one Proxy and two Governance Committee meetings) during the fiscal year ended April 30, 2005. All directors attended at least 75% of all Board meetings and meetings of the Committees of which they were members.


                   Washington Mutual Investors Fund - Page 14

                               DIRECTORS EMERITUS

The Board of Directors has named certain retired Directors of the Fund to the position of Director Emeritus. In addition to attending meetings with the Board of Directors, Director Emeritus members, while not directly participating in Board matters, may be consulted from time to time by the Board, primarily with respect to their prior Board experience. Directors Emeritus, however, possess no authority or responsibility with respect to the Fund's investments or management. The chart below sets out additional information about the Directors Emeritus members.


                          YEARS OF SERVICE                             AGGREGATE COMPENSATION
     NAME AND AGE         WITH THE FUND/1/    PRINCIPAL AFFILIATION       FROM THE FUND/2/
----------------------------------------------------------------------------------------------
 Stephen Hartwell                37            Chairman, Washington            none/3/
 Chairman Emeritus                             Management
 Age: 90                                       Corporation
----------------------------------------------------------------------------------------------
 John A. Beck                    22            Of Counsel, Reed                none/3/
 Age: 79                                       Smith Hazel Thomas
----------------------------------------------------------------------------------------------
 Fred J. Brinkman                8             Senior Financial                none/3/
 Age: 76                                       Consultant, Washington
                                               Management Corporation
----------------------------------------------------------------------------------------------
 Stephen G. Yeonas               22            Chairman and Chief             $25,000
 Age: 80                                       Executive Officer,
                                               The Stephen G.
                                               Yeonas Company
----------------------------------------------------------------------------------------------

1 This includes years of service as an officer, Director and Director Emeritus. 2 The Fund pays annual fees of $30,000 per annum to Directors Emeritus not affiliated with the Business Manager, plus $500 for each Board Meeting attended.
3 John A. Beck, Fred J. Brinkman and Stephen Hartwell are affiliated with the
  Fund's Business Manager and, accordingly, receive no remuneration from the Fund.



                   Washington Mutual Investors Fund - Page 15

                             ADVISORY BOARD MEMBERS

The Board of Directors has established an Advisory Board whose members are, in the judgment of the Directors, highly knowledgeable about business, political or economic matters. In addition to holding meetings with the Board of Directors, members of the Advisory Board, while not participating in specific investment decisions, consult from time to time with the investment adviser, primarily with respect to industry diversification and the number of issues to be held by the fund. Members of the Advisory Board, however, possess no authority or responsibility with respect to the fund^s investments or management. The chart below sets out additional information about the Advisory Board Members.




                          YEAR FIRST                                               NUMBER OF BOARDS
                          ELECTED AN                                               WITHIN THE FUND
                     ADVISORY BOARD MEMBER     PRINCIPAL OCCUPATION(S) DURING      COMPLEX ON WHICH     OTHER DIRECTORSHIPS HELD
   NAME AND AGE         OF THE FUND/1/                  PAST 5 YEARS                MEMBER SERVES              BY MEMBER
-----------------------------------------------------------------------------------------------------------------------------------
 Mary K. Bush                1995            President, Bush International Inc.           1           Brady Corporation; Briggs &
 Age: 57                                     (international financial advisory                        Stratton; Mortgage
                                             services)                                                Guaranty Insurance
                                                                                                      Corporation; Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------------------
 Louise M.                   2001            Retired Partner, Shaw Pittman LLP             1           None
 Cromwell
 Age: 60
-----------------------------------------------------------------------------------------------------------------------------------
 C. Richard Pogue            2001            Retired Executive Vice President,            1           FAM Equity - Income Fund; FAM
 Age: 68                                     Investment Company Institute                             Value Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Linda D. Rabitt             2001            President, Rand Construction                 1           Watson Wyatt & Company
 Age: 56                                     Corporation                                              Holdings
-----------------------------------------------------------------------------------------------------------------------------------
 William J. Shaw             2001            President and Chief Operating                1           Marriott International
 Age: 59                                     Officer, Marriott International
-----------------------------------------------------------------------------------------------------------------------------------



1 Advisory Board Members of the fund serve until their resignation, removal or retirement.

THE ADDRESS FOR ALL ADVISORY BOARD MEMBERS IS THE OFFICE OF THE FUND, 1101 VERMONT AVENUE, N.W., WASHINGTON, D.C. 20005, ATTENTION: FUND SECRETARY.


                   Washington Mutual Investors Fund - Page 16

ADVISORY BOARD MEMBER COMPENSATION - The fund pays fees of $8,000 per annum to Advisory Board members who are not affiliated with the business manager, plus $2,000 for each meeting attended in conjunction with meetings with the Board of Directors.


ADVISORY BOARD MEMBER COMPENSATION PAID DURING THE FISCAL YEAR ENDED APRIL 30,
 2005

                                                                                                             TOTAL COMPENSATION
                                                                               AGGREGATE COMPENSATION            (INCLUDING
                                                                               (INCLUDING VOLUNTARILY       VOLUNTARILY DEFERRED
                                                                              DEFERRED COMPENSATION/1/)       COMPENSATION/1/)
                                    NAME                                            FROM THE FUND         FROM ALL FUNDS MANAGED BY
---------------------------------------------------------------------------------------------------------   CAPITAL RESEARCH AND
                                                                                                                 MANAGEMENT
                                                                                                          COMPANY OR ITS AFFILIATES
                                                                                                         ---------------------------
 Mary K. Bush                                                                          $10,000                     $10,000
------------------------------------------------------------------------------------------------------------------------------------
 Louise M. Cromwell/2/                                                                  10,000                      10,000
------------------------------------------------------------------------------------------------------------------------------------
 C. Richard Pogue                                                                       10,000                      10,000
------------------------------------------------------------------------------------------------------------------------------------
 Linda D. Rabbitt/2/                                                                     8,000                       8,000
------------------------------------------------------------------------------------------------------------------------------------
 William J. Shaw                                                                         8,000                       8,000
------------------------------------------------------------------------------------------------------------------------------------

1 Amounts may be deferred by eligible Advisory Board members under a non-qualified deferred compensation plan adopted by the fund in 1994. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the Advisory Board member.
2 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) as of the fiscal year ended April 30, 2005 for participating Advisory Board members is as follows:
  Louise M. Cromwell ($49,000) and Linda Rabbitt ($34,000). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Advisory Board member.


As of May 22, 2004, the officers and Directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


                                   MANAGEMENT

BUSINESS MANAGER - Since its inception, the fund has operated under a Business Management Agreement with Washington Management Corporation or its predecessors. The business manager maintains its principal business address at 1101 Vermont Avenue, N.W., Washington, D.C. 20005.


The business manager provides services necessary to carry on the fund's general administrative and corporate affairs. These services include all executive personnel, clerical staff, office space and equipment, and certain accounting and record keeping facilities. The business manager monitors the various services and operations of the fund. The business manager provides similar services to other mutual funds.


The fund pays all expenses not specifically assumed by the business manager, including but not limited to, custodian, transfer and dividend disbursing agency fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; expenses of shareholders' meetings; taxes; insurance; expenses of the issuance, sale (including stock certificates, registration and qualification expenses), or repurchase of shares of the fund; legal and auditing expenses; expenses pursuant to the fund's Plans of


                   Washington Mutual Investors Fund - Page 17

Distribution; fees and expense reimbursements paid to Directors and Advisory Board members; association dues; and costs of stationery and forms prepared exclusively for the fund.


The business manager has agreed to pay to the fund annually, immediately after the fiscal year end, the amount by which the total expenses of the fund for any particular fiscal year exceed an amount equal to 1% of the average net assets of the fund for the year. No such reimbursement was necessary in fiscal 2004. The expense limitation described above shall apply only to Class A shares issued by the fund and shall not apply to any other class(es) of shares the fund may issue. Any new class(es) of shares issued by the fund will not be subject to an expense limitation. However, notwithstanding the foregoing, to the extent the business manager is required to reduce its management fee due to the expenses of the Class A shares exceeding the stated limit, the reduction in the management fee will reduce the fund's management fee expense similarly for all other classes of shares of the fund. Out of its own resources, the business manager makes payments to the investment adviser for providing various accounting services for the fund, as well as payments to support compensation paid to dealers (for additional information, see "Other Compensation to Dealers" below). The business manager receives a monthly fee, accrued daily, at the annual rate of 0.175% of the first $3 billion of the fund's net assets, 0.15% of net assets in excess of $3 billion but not exceeding $5 billion, 0.135% of net assets in excess of $5 billion but not exceeding $8 billion, 0.12% of net assets in excess of $8 billion but not exceeding $12 billion, 0.095% of net assets in excess of $12 billion but not exceeding $21 billion, 0.075% of net assets in excess of $21 billion but not exceeding $34 billion, 0.06% of net assets in excess of $34 billion but not exceeding $44 billion, 0.05% of net assets in excess of $44 billion but not exceeding $55 billion, 0.04% of net assets in excess of $55 billion but not exceeding $67 billion, and .035% of net assets in excess of $67 billion. During the fiscal years ended April 30, 2004, 2003 and 2002, the business manager's fees amounted to $48,428,000, $42,754,000 and $44,255,000, respectively.


The current Business Management Agreement, unless sooner terminated, will continue in effect until August 31, 2005 and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and
(ii) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the business manager has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon sixty (60) days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).


The business manager has established a charitable foundation, The Washington Management Corporation Foundation, which makes contributions to charities organized under Section 501 (c)(3) or 509(a)(2) of the Internal Revenue Code. Directors, Directors Emeriti, Advisory Board members and officers of the fund, as well as all employees of the business manager and its affiliates, may participate in a gift matching program sponsored by the Foundation.


For the period from September 1, 2004 through March 31, 2005, the business manager agreed to waive 5% of the fees that it was otherwise entitled to receive under the Business Management Agreement. Beginning April 1, 2005, this waiver increased to 10% of the fees that it is otherwise entitled to receive and will continue at this level until further review. As a result of this waiver, fees will be reduced similarly for all classes of shares of the fund.



                   Washington Mutual Investors Fund - Page 18

INVESTMENT ADVISER - The investment adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo) with a staff of professionals, many of whom have significant investment experience. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The investment adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The investment adviser believes that it is able to attract and retain quality personnel. The investment adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The investment adviser is responsible for managing more than $500 billion of stocks, bonds and money market instruments and serves over 20 million shareholder accounts of all types throughout the world. These investors include individuals, privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AGREEMENT - The Investment Advisory Agreement (the "Agreement") between the fund and the investment adviser will continue in effect until August 31, 2005, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by: (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).


In considering the renewal of the Agreement each year, the Governance Committee of the Board of Directors evaluates information from several sources, including information provided by the business manager and investment adviser in accordance with Section 15(c) of the 1940 Act, and presents its recommendations to the full Board of Directors.


The Board determined that continuation of the Agreement was appropriate in light of the quality of the Adviser's performance past and present, the strength of its organization (including its personnel, financial resources, commitment to quality service, research and operating history) and the reasonableness of the advisory fee. The Directors also determined that continuation of the Agreement was appropriate in light of the nature and quality of non-investment management services provided by the Investment Adviser and its affiliates.


The investment adviser manages the investment portfolio of the fund subject to the policies established by the Board of Directors and places orders for the fund's portfolio securities transactions. As compensation for its services, the Investment Adviser receives a monthly fee, accrued daily, at the annual rate of 0.225% of the first $3 billion of the fund's net assets, 0.21% of net assets in excess of $3 billion but not exceeding $8 billion, 0.20% of net assets in excess of $8 billion but not exceeding $21 billion, 0.195% of net assets in excess of $21 billion but not exceeding $34 billion, 0.19% of net assets in excess of $34 billion but not exceeding $55 billion,


                   Washington Mutual Investors Fund - Page 19

0.185% of net assets in excess of $55 billion but not exceeding $71 billion and 0.18% of net assets in excess of $71 billion. During the fiscal years ended April 30, 2004, 2003 and 2002, the Investment Adviser's fees amounted to $115,994,000, $92,867,000 and $98,488,000, respectively.


For the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the Agreement. Beginning April 1, 2005, this waiver increased to 10% of the management fees that it is otherwise entitled to receive and will continue at this level until further review. As a result of this waiver, management fees will be reduced similarly for all classes of shares of the fund.


ADMINISTRATIVE SERVICES AGREEMENT - The Administrative Services Agreement (the "Administrative Agreement") between the fund and the investment adviser relating to the fund's R share classes will continue in effect until August 31, 2005, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Administrative Agreement provides that the fund may terminate the agreement at any time by vote of a majority of Directors who are not interested persons of the fund. The investment adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the fund's R share classes. The investment adviser contracts with third parties, including American Funds Service Company, the fund's Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting and shareholder and fund communications. In addition, the investment adviser monitors, coordinates and oversees the activities performed by third parties providing such services. During the FUND'S/FUNDS' 2004 fiscal year, the investment adviser agreed to pay a portion of these fees for Class R-1, R-2 and R-3 shares. For the year ended April 30, 2004, the total fees paid by the investment adviser were $549,000.


As compensation for its services, the investment adviser receives transfer agent fees for transfer agent services provided to the fund's applicable share classes. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company. The investment adviser also receives an administrative services fee for administrative services provided to the fund's applicable share classes. Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average daily net assets for each R share class except Class R-5 shares. For Class R-5 shares, the administrative fee is paid monthly, accrued daily and calculated at the annual rate of 0.10% of the average daily net assets of Class R-5 shares.


                   Washington Mutual Investors Fund - Page 20

During the 2004 fiscal period, administrative services fees, gross of any payments made by the investment adviser, were:

                                                    ADMINISTRATIVE SERVICES FEE
-------------------------------------------------------------------------------------
                 CLASS R-1                                  $   29,000
-------------------------------------------------------------------------------------
                 CLASS R-2                                   1,484,000
-------------------------------------------------------------------------------------
                 CLASS R-3                                   1,531,000
-------------------------------------------------------------------------------------
                 CLASS R-4                                     285,000
-------------------------------------------------------------------------------------
                 CLASS R-5                                     322,000
-------------------------------------------------------------------------------------


PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.


The Principal Underwriter receives revenues from sales of the fund's shares. For Class A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class R-1, R-2, R-3 and R-4 shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell the shares.


Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                                COMMISSIONS,        ALLOWANCE OR
                                                                   REVENUE          COMPENSATION
                                              FISCAL YEAR     OR FEES RETAINED       TO DEALERS
----------------------------------------------------------------------------------------------------
                 CLASS A                         2004            $28,722,000        $131,678,000
                                                 2003             20,398,000          98,181,000
                                                 2002             23,994,000         114,937,000
----------------------------------------------------------------------------------------------------


The fund has adopted Plans of Distribution (the "Plans") pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Board of Directors and separately by a majority of the Directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the fund include: quality shareholder services; savings to the fund in transfer agency costs; benefits to the investment process from growth or stability of assets; and maintenance of a financially healthy management organization. The selection and nomination of Directors who are not "interested persons" of the fund are committed to the discretion of the Directors who are not "interested persons" during the existence of the Plans. The Plans may not


                   Washington Mutual Investors Fund - Page 21 be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Board of Directors.


Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made: (i) for Class A shares, up to .25% of the average daily net assets attributable to Class A shares; (ii) for Class R-1 shares, 1.00% of the average daily net assets attributable to Class R-1 shares; (iii) for Class R-2 shares, up to 1.00% of the average daily net assets attributable to Class R-2 shares; (iv) for Class R-3 shares, up to 0.75% of the average daily net assets attributable to Class R-3 shares; and (v) for Class R-4 shares, up to 0.50% of its average daily net assets attributable to Class R-4 shares. The fund has not adopted a Plan for Class R-5 shares; accordingly, no 12b-1 fees are paid from Class R-5 share assets.


For Class A shares: (i) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (ii) up to the amount allowable under the fund's Class A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets) ("no load purchases"). Commissions on no load purchases of Class A shares, in excess of the Class A Plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters these commissions are not recoverable.


For Class R-1 shares: (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (ii) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class R-2 shares: currently (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (ii) 0.50% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class R-3 shares: currently (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (ii) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class R-4 shares, currently 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.


                   Washington Mutual Investors Fund - Page 22

During the 2004 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

                                                         12B-1 LIABILITY
                               12B-1 EXPENSES              OUTSTANDING
------------------------------------------------------------------------------
        CLASS A                 $128,076,000               $22,134,000
------------------------------------------------------------------------------
       CLASS R-1                     125,000                    27,000
------------------------------------------------------------------------------
       CLASS R-2                   1,694,000                   436,000
------------------------------------------------------------------------------
       CLASS R-3                   2,749,000                   787,000
------------------------------------------------------------------------------
       CLASS R-4                     446,000                   133,000
------------------------------------------------------------------------------



OTHER COMPENSATION TO DEALERS - American Funds Distributors, at its expense, currently provides additional compensation to investment dealers. These payments may be made, at the discretion of American Funds Distributors, to the top 75 dealers who have sold shares of the American Funds. The level of payments made to a qualifying dealer in any given year will vary and in no case would exceed the sum of (a) 0.10% of the previous year's fund sales by that dealer and (b) 0.02% of assets attributable to that dealer. For 2004, aggregate payments made by American Funds Distributors to dealers will equal approximately 0.02% of the assets of the American Funds. A number of factors will be considered in determining payments, including the qualifying dealer's sales, assets and redemption rates, and the quality of the dealer's relationship with American Funds Distributors. American Funds Distributors makes these payments to help defray the costs incurred by qualifying dealers in connection with efforts to educate financial advisers about the American Funds so that they can make recommendations and provide services that are suitable and meet shareholder needs. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments. American Funds Distributors may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the American Funds that are conducted by dealers, including those outside the top 75 firms.


As of March 2004, the top dealers that American Funds Distributors anticipates will receive additional compensation include:

     1717 Capital Management Company
     A. G. Edwards & Sons, Inc.
     AIG Advisors Group
     American General Securities Inc.
     Ameritas Investment Corp.
     AXA Advisors, LLC
     Cadaret, Grant & Co., Inc.
     Cambridge Investment Research, Inc.
     Capital Analysts, Inc.
     Commonwealth Financial Network
     Cuna Brokerage Services, Inc.
     Deutsche Bank Securities Inc.
     Edward Jones
     Ferris, Baker Watts, Inc.
     Hefren-Tillotson, Inc.


                   Washington Mutual Investors Fund - Page 23

     Hornor, Townsend & Kent, Inc.
     ING Advisors Network Inc.
     InterSecurities, Inc./Transamerica Financial Advisors, Inc.
     Investacorp, Inc.
     Janney Montgomery Scott LLC
     Jefferson Pilot Securities Corporation
     JJB Hilliard, WL Lyons, Inc./PNC Bank
     Legg Mason Wood Walker, Inc.
     Lincoln Financial Advisors Corporation
     Linsco/Private Ledger Corp.
     McDonald Investments Inc./Society National Bank
     Merrill Lynch, Pierce, Fenner & Smith Inc.
     Metlife Enterprises
     MML Investors Services, Inc.
     Morgan Keegan & Company, Inc.
     NatCity Investment, Inc.
     National Planning Holdings Inc.
     NFP Securities, Inc.
     Northwestern Mutual Investment Services, LLC.
     Pacific Select Distributors Inc.
     Park Avenue Securities LLC
     Piper Jaffray & Co.
     Princor Financial Services/PPI Employee Benefits
     ProEquities, Inc.
     Raymond James Financial Services/Raymond James & Associates
     RBC Dain Rauscher Inc.
     Robert W. Baird & Co. Inc.
     Securian Financial Services/C.R.I. Securities Inc.
     Securities Service Network Inc.
     Signator Investors, Inc.
     Smith Barney
     Stifel, Nicolaus & Company, Inc.
     Terra Securities Corporation
     The O.N. Equity Sales Company
     UBS Financial Services Inc.
     US Bancorp Investments, Inc.
     Wachovia Securities
     WS Griffith Securities, Inc.

                            TAXES AND DISTRIBUTIONS

FUND TAXATION - The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and


                   Washington Mutual Investors Fund - Page 24 therefore does not expect to pay federal income tax, although in certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than that amount.


To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is in the interest of shareholders to distribute a lesser amount.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS - Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class. Dividends and capital gains distributed by the fund to a retirement plan currently are not taxable.


     DIVIDENDS - The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses. To the extent the fund invests in stock of domestic and certain foreign corporations, it may receive "qualified dividends". The fund will designate the amount of "qualified dividends" to its shareholders in a notice sent within 60 days of the close of its fiscal year and will report "qualified dividends" to shareholders on Form 1099-DIV.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the fund accrues receivables or liabilities denominated in a foreign


                   Washington Mutual Investors Fund - Page 25 currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.


     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.


     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.


     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund may be eligible for the deduction for dividends received by corporations. Corporate shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date which is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.


     A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund which must be distributed to shareholders in order to maintain


                   Washington Mutual Investors Fund - Page 26 the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.


     In addition, some of the bonds may be purchased by the fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If the fund has paid a premium over the face amount of a bond, the fund has the option of either amortizing the premium until bond maturity and reducing the fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as a short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as a short-term capital gain.


     Dividend and interest income received by the fund from sources outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the United States, however, may reduce or eliminate these foreign taxes. Most foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


     CAPITAL GAIN DISTRIBUTIONS - The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders.


Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.

                    ROLLOVERS FROM RETIREMENT PLANS TO IRAS

As noted in the prospectus, assets from retirement plans may be invested in Class A, B, C or F shares through an IRA rollover. Rollovers invested in Class A shares from retirement plans will be subject to applicable sales charges. The following rollovers to Class A shares will be made at no sales charge:

..    Rollovers to IRAs from 403(b) plans with Capital Bank and Trust  Company as custodian; and

..    Rollovers to IRAs that are attributable to American Funds  investments,  if they meet the following three requirements:

     -- The retirement plan from which assets are being rolled over is part of an American Funds proprietary retirement plan program (such as
          PlanPremier,/(R)/ Recordkeeper Direct/(R)/ or Recordkeeper Connect/(R)/) or is a plan whose participant subaccounts are serviced by American Funds Service Company.

     -- The plan's assets were invested in American Funds at the time of distribution.

     -- The plan's assets are rolled over to an American Funds IRA with Capital Bank and Trust Company as custodian.

IRA rollover assets that roll over at no sales charge as described above will not be subject to a contingent deferred sales charge and investment dealers will be compensated solely with an annual service fee that begins to accrue immediately. IRA rollover assets that are not attributable to American Funds investments, as well as future contributions to the IRA, will be subject to sales charges and the terms and conditions generally applicable to Class A share investments as described in the prospectus and statement of additional information if invested in Class A shares.


                     PURCHASE, EXCHANGE AND SALE OF SHARES

PURCHASES - Class A shares are generally not available for retirement plans using the PlanPremier or Recordkeeper Direct recordkeeping programs.


Class R shares are generally only available to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans. Class R shares are also generally only available to retirement plans where plan level or omnibus accounts (i.e., no participant accounts) are held on the books of a fund. In addition, Class R-5 shares are generally only available to retirement plans with at least $1 million or more in plan assets. Class R shares are generally not available to retail


                   Washington Mutual Investors Fund - Page 27 non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and CollegeAmerica accounts.


Eligible retirement plans may generally open an account and purchase Class A and R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in the fund's prospectus and statement of additional information) authorized to sell the fund's shares. Additional shares may be purchased through a plan's administrator or recordkeeper.


THE FUND AND THE PRINCIPAL UNDERWRITER RESERVE THE RIGHT TO REJECT ANY PURCHASE
 ORDER.

EXCHANGES - Shares of the fund generally may be exchanged into shares of the same class of other American Funds. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of Class A shares from American Funds money market funds purchased without a sales charge generally will be subject to the appropriate sales charge, unless the money market fund shares were acquired by an exchange from a fund having a sales charge.


Shares may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Shares held in corporate-type retirement plans for which Capital Bank and Trust Company serves as trustee may not be exchanged by telephone, Internet, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received.


SALES - Shares of the fund may be sold by contacting your plan administrator or recordkeeper. Shares are sold at the net asset value next determined after the request is received in good order by the Transfer Agent, dealer or any of their designees.


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


If you notify the Transfer Agent, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in any of the American Funds within 90 days after the date of the redemption or distribution. Proceeds will be reinvested in the same share class from which the original redemption or distribution was made. Redemption proceeds of Class A shares representing direct purchases in the money market funds that are reinvested in non-money market funds will be subject to a sales charge. Proceeds will be reinvested at the next calculated net asset value after the request is received and accepted by the Transfer Agent. You may not reinvest proceeds in the American Funds as described in this paragraph if the reinvestment otherwise triggers a purchase block as described under "Frequent trading of fund shares."





                   Washington Mutual Investors Fund - Page 28

FREQUENT TRADING OF FUND SHARES -- As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund's "purchase blocking policy." Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions.


OTHER POTENTIALLY ABUSIVE ACTIVITY -- In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds - for example, short-term trading activity in multiple funds. When identified, American Funds Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.


FUND NUMBERS - Here are the fund numbers for use when making share transactions:

                                                                                              FUND NUMBERS
                                                                                ------------------------------------------
                                                                                CLASS  CLASS  CLASS  CLASS  CLASS   CLASS
FUND                                                                              A     R-1    R-2    R-3    R-4     R-5
--------------------------------------------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    002   2102   2202   2302   2402    2502
American Balanced Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . .    011   2111   2211   2311   2411    2511
American Mutual Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . .    003   2103   2203   2303   2403    2503
Capital Income Builder/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . .    012   2112   2212   2312   2412    2512
Capital World Growth and Income Fund/SM/  . . . . . . . . . . . . . . . . . .    033   2133   2233   2333   2433    2533
EuroPacific Growth Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . .    016   2116   2216   2316   2416    2516
Fundamental Investors/SM/ . . . . . . . . . . . . . . . . . . . . . . . . . .    010   2110   2210   2310   2410    2510
The Growth Fund of America/(R)/ . . . . . . . . . . . . . . . . . . . . . . .    005   2105   2205   2305   2405    2505
The Income Fund of America/(R)/ . . . . . . . . . . . . . . . . . . . . . . .    006   2106   2206   2306   2406    2506
The Investment Company of America/(R)/  . . . . . . . . . . . . . . . . . . .    004   2104   2204   2304   2404    2504
The New Economy Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . .    014   2114   2214   2314   2414    2514
New Perspective Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . .    007   2107   2207   2307   2407    2507
New World Fund/SM/  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    036   2136   2236   2336   2436    2536
SMALLCAP World Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . . . .    035   2135   2235   2335   2435    2535
Washington Mutual Investors Fund/SM/  . . . . . . . . . . . . . . . . . . . .    001   2101   2201   2301   2401    2501
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/ . . . . . . . . . . . . . . . .    040    N/A    N/A    N/A    N/A    2540
American High-Income Trust/SM/  . . . . . . . . . . . . . . . . . . . . . . .    021   2121   2221   2321   2421    2521
The Bond Fund of America/SM/  . . . . . . . . . . . . . . . . . . . . . . . .    008   2108   2208   2308   2408    2508
Capital World Bond Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . .    031   2131   2231   2331   2431    2531
Intermediate Bond Fund of America/SM/ . . . . . . . . . . . . . . . . . . . .    023   2123   2223   2323   2423    2523
Limited Term Tax-Exempt Bond Fund of America/SM/  . . . . . . . . . . . . . .    043    N/A    N/A    N/A    N/A    2543
The Tax-Exempt Bond Fund of America/(R)/  . . . . . . . . . . . . . . . . . .    019    N/A    N/A    N/A    N/A    2519
The Tax-Exempt Fund of California/(R)/* . . . . . . . . . . . . . . . . . . .    020    N/A    N/A    N/A    N/A    2520
The Tax-Exempt Fund of Maryland/(R)/* . . . . . . . . . . . . . . . . . . . .    024    N/A    N/A    N/A    N/A    2524
The Tax-Exempt Fund of Virginia/(R)/* . . . . . . . . . . . . . . . . . . . .    025    N/A    N/A    N/A    N/A    2525
U.S. Government Securities Fund/SM/ . . . . . . . . . . . . . . . . . . . . .    022   2122   2222   2322   2422    2522
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/ . . . . . . . . . . . . . . . . . .    009   2109   2209   2309   2409    2509
The Tax-Exempt Money Fund of America/SM/  . . . . . . . . . . . . . . . . . .    039    N/A    N/A    N/A    N/A    2539
The U.S. Treasury Money Fund of America/SM/ . . . . . . . . . . . . . . . . .    049   2149   2249   2349   2449    2549
___________
*Available only in certain states.



                   Washington Mutual Investors Fund - Page 29

                                 SALES CHARGES

CLASS A SALES CHARGES - The sales charges you pay when purchasing Class A shares of stock, stock/bond and bond funds of the American Funds are set forth below. American Funds money market funds are offered at net asset value. (See "Fund Numbers" above for a listing of the funds.)



                                                                     DEALER
                                             SALES CHARGE AS       COMMISSION
                                            PERCENTAGE OF THE:    AS PERCENTAGE
                                            ------------------       OF THE
AMOUNT OF PURCHASE
AT THE OFFERING PRICE                      NET AMOUNT  OFFERING     OFFERING
                                           -INVESTED-   PRICE         PRICE
------------------------------------------- --------    -----         -----
STOCK AND STOCK/BOND FUNDS
Less than $25,000 . . . . . . . . .          6.10%      5.75%         5.00%
$25,000 but less than $50,000. . .           5.26       5.00          4.25
$50,000 but less than $100,000. .            4.71       4.50          3.75
BOND FUNDS
Less than $100,000 . . . . . . . .           3.90       3.75          3.00
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000 .            3.63       3.50          2.75
$250,000 but less than $500,000 .            2.56       2.50          2.00
$500,000 but less than $750,000 .            2.04       2.00          1.60
$750,000 but less than $1 million            1.52       1.50          1.20
$1 million or more . . . . . . . .           none       none      see below
--------------------------------------------------------------------------------


The initial sales charge paid by you on investments in Class A shares, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of


                   Washington Mutual Investors Fund - Page 30 the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares.


CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge.


The following investments are not subject to any initial sales charge if American Funds Service Company is notified:


     . investments made by accounts that are part of certain qualified fee-based programs and that purchased Class A shares before March 15, 2001; and

     . Individual Retirement Account rollovers involving retirement plan assets invested in the American Funds (this particular exception will no longer be available beginning February 1, 2005).

A dealer concession of up to 1% may be paid by the fund under its Class A Plan of Distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.


     EMPLOYER-SPONSORED RETIREMENT PLANS

     As noted in the prospectus, employer-sponsored retirement plans are not eligible to purchase Class A shares without a sales charge, or establish a statement of intention to do so, unless they currently invest in Class A shares without a sales charge. Individual 403(b) plans may be treated similarly to employer-sponsored plans for sales charge purposes (i.e., individual participant accounts are eligible to be aggregated together) if:
     (a) the American Funds are principal investment options; (b) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (c) there is only one dealer firm assigned to the plans.



                   Washington Mutual Investors Fund - Page 31

     OTHER PURCHASES

     Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund Administration Unit, or by his or her designee, Class A shares of the American Funds stock, stock/bond and bond funds may be sold at net asset value to:

     (1)current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

     (2) current registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

     (3) current registered investment advisers registered with the Principal Underwriter and assistants directly employed by such registered investment advisers, retired registered investment advisers with respect to accounts established while active, or full-time employees of registered investment advisers registered with the Principal Underwriter (and their spouses, parents and children), and plans for such persons;

     (4) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

     (5)  insurance company separate accounts;

     (6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

     (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;

     (8) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

     (9) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.; and

     (10)full-time employees of banks that have sales agreements with the Principal Underwriter, who are solely dedicated to supporting the sale of mutual funds.

     Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.


                   Washington Mutual Investors Fund - Page 32

DEALER COMMISSIONS AND COMPENSATION -- Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund's IRA rollover policy as described in the prospectus and statement of additional information) are paid to dealers at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset. For certain tax-exempt accounts opened prior to September 1, 1969, sales charges and dealer commissions, as a percent of offering price, are respectively 3% and 2.5% (under $50,000); 2.5% and 2.0% ($50,000 but less than $100,000); 2.0% and 1.5% ($100,000 but less than
$250,000) and 1.5% and 1.25% ($250,000 but less than $1 million).


For Class R-1 shares, annual asset-based compensation of 1.00% is paid by the Principal Underwriter to dealers who sell Class R-1 shares.


For Class R-2 shares, annual asset-based compensation of 0.75% is paid by the Principal Underwriter to dealers who sell Class R-2 shares.


For Class R-3 shares, annual asset-based compensation of 0.50% is paid by the Principal Underwriter to dealers who sell Class R-3 shares.


For Class R-4 shares, annual asset-based compensation of 0.25% is paid by the Principal Underwriter to dealers who sell Class R-4 shares.


No dealer compensation is paid on sales of Class R-5 shares. The fund has not adopted a plan for Class R-5 shares; accordingly no 12b-1 fee is paid from Class R-5 assets.


                        CLASS A SALES CHARGE REDUCTIONS

REDUCING YOUR CLASS A SALES CHARGE - You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know at the time you purchase shares if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of the American Funds over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include future appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more for equity funds and $100,000 or more for bond funds made within a 13-month period subject to a statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount. Employer-sponsored retirement plans not currently invested in Class A shares are not eligible to establish a Statement to purchase $1 million or more without a sales charge.

     When a shareholder elects to use a Statement in order to qualify for a reduced sales charge on purchases of the American Funds, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the


                   Washington Mutual Investors Fund - Page 33 initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to the account at the end of the period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     Existing holdings eligible for rights of accumulation (see below), including holdings in Endowments (shares of which may be owned only by tax-exempt organizations) may be credited toward satisfying the Statement.

     During the Statement period, reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement. The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Individual purchases by a trustee(s) or other fiduciary(ies) may be aggregated if the investments are:


                   Washington Mutual Investors Fund - Page 34

     .for a fiduciary account, including employee benefit plans other than individual-type employee benefit plans, such as an IRA, 403(b) plan (except as described below), or single-participant Keogh-type plan;

     .made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above; or

     .for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan (see "Class A Purchases Not Subject to Sales Charges" above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of all classes of shares of two or more funds in the American Funds, as well as individual holdings in Endowments. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of the money market funds are excluded.

     RIGHTS OF ACCUMULATION - Subject to the limitations described in the aggregation policy, you may take into account the current value of your existing holdings in all share classes of the American Funds, as well as your holdings in Endowments, to determine your sales charge on investments in accounts eligible to be aggregated or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the current value of your investment in American Legacy Retirement Investment Plan. Direct purchases of American Funds money market funds are excluded.

                              PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.


Orders received by the investment dealer or authorized designee, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.


                   Washington Mutual Investors Fund - Page 35

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).


All portfolio securities of funds advised by Capital Research and Management Company (other than money market funds) are valued, and the net asset values per share for each share class are determined, as follows:


1. Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.


Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which market quotations are not readily available or are considered unreliable are valued at fair value as determined in good faith under policies approved by the fund's Board. Subject to Board oversight, the fund's Board has delegated the obligation to make fair valuation determinations to a Valuation Committee established by the fund's investment adviser. The Board receives regular reports describing fair-valued securities and the valuation methods used.


The Valuation Committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair


                   Washington Mutual Investors Fund - Page 36 value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable, are valued in good faith by the Valuation Committee based upon what the fund might reasonably expect to receive upon their current sale. The Valuation Committee considers all indications of value available to it in determining the "fair value" to be assigned to a particular security, including, without limitation, the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions.


2. Each class of shares represents interests in the same portfolio of investments and is otherwise identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class on the basis of the relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to the respective share classes.

3. Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearer cent, is the net asset value per share for that share class.

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 3% of the outstanding shares of the fund without the consent of a majority of the fund's Board.


                          SHAREHOLDER ACCOUNT SERVICES

ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, and purchases through certain retirement plans, will be confirmed at least quarterly.


REDEMPTION OF SHARES - The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.


While payment of redemptions normally will be in cash, the fund's Articles of Incorporation permit payment of the redemption price wholly or partly in securities or other property included in the assets belonging to the fund when in the opinion of the fund's Board of Directors, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable.


                   Washington Mutual Investors Fund - Page 37

SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent. Certificates are not available for the R share classes.


                      EXECUTION OF PORTFOLIO TRANSACTIONS

The investment adviser places orders with broker-dealers for the fund's portfolio transactions. The investment adviser strives to obtain best execution on the fund's portfolio transactions, taking into account a variety of factors to produce the most favorable total price reasonably attainable under the circumstances. These factors include the size and type of transaction, the cost and quality of executions, and the broker-dealer's ability to offer liquidity and anonymity. The fund does not consider the investment adviser as having an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations. Subject to the considerations outlined above, the investment adviser may place orders for the fund's portfolio transactions with broker-dealers who have sold shares of the funds managed by the investment adviser, or who have provided investment research, statistical or other related services to the investment adviser. In placing orders for the fund's portfolio transactions, the investment adviser does not commit to any specific amount of business with any particular broker-dealer. Further, when the investment adviser places orders for the fund's portfolio transactions, it does not give any consideration to whether a broker-dealer has sold shares of the funds managed by the investment adviser. The investment adviser may, however, give consideration to investment research, statistical or other related services provided to the adviser in placing orders for the fund's portfolio transactions.


Portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.


Brokerage commissions paid on portfolio transactions, including investment dealer concessions on underwritings, if applicable, for the fiscal years ended April 30, 2004, 2003 and 2002, amounted to $25,499,000, $39,508,000 and
$37,266,000. With respect to fixed-income securities, brokerage commissions include explicit investment dealer concessions and may exclude other transaction costs which may be reflected in the spread between the bid and asked price. The decrease in brokerage commissions between 2003 and 2004 was principally due to a decrease in portfolio turnover.


The fund is required to disclose information regarding investments in the securities of its "regular" broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is: (1) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund's portfolio transactions during the fund's most recent fiscal year; (2) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund's most recent fiscal year; or
(3) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund's most recent fiscal year. At the end of the fund's most recent fiscal year, the fund held equity securities of J.P. Morgan Chase & Co., in the amount of $1,864,960,000, Bank of America Corp., in the amount of $1,797,461,000, Citigroup, in the amount of $513,120,000 and Wachovia Corp., in the amount of $465,278,000.


During fiscal years 2004, 2003 and 2002 Johnston, Lemon & Co. Incorporated received no commissions for executing portfolio transactions for the fund. Johnston, Lemon & Co.


                   Washington Mutual Investors Fund - Page 38

Incorporated will not participate in commissions paid by the fund to other brokers or dealers and will not receive any reciprocal business, directly or indirectly, as a result of such commissions.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 135 South State College Boulevard, Brea, CA 92821-5823. American Funds Service Company was paid a fee of $48,088,000 for Class A shares for the 2004 fiscal year.


In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM - PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, CA 90071, serves as the fund's independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent registered public accounting firm is reviewed and determined annually by the Board of Directors.


INDEPENDENT LEGAL COUNSEL - Dechert, 1775 Eye Street, NW, Washington D.C. 20006, currently serves as counsel for the fund, and for Directors who are not interested persons (as defined by the 1940 Act) of the fund in their capacities as such. A determination with respect to the independence of the fund's
"independent legal counsel" will be made at least annually by the independent Directors of the fund, as prescribed by the 1940 Act and the related rules.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS - The fund's fiscal year ends on April 30. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The


                   Washington Mutual Investors Fund - Page 39 fund's annual financial statements are audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


CODES OF ETHICS - The fund, Washington Management Corporation and Capital Research and Management Company and its affiliated companies, including the fund's principal underwriter, have adopted codes of ethics which allow for personal investments, including securities in which the fund may invest from time to time. These codes include: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


PROXY VOTING PROCEDURES AND GUIDELINES - The Fund's Board of Directors oversees the voting of proxies of shares held by the Fund and has appointed a Committee on Proxy Voting Procedures to assist it. Members of the Committees are Messrs. Smith, Callahan and Brinkman. The Board has authorized the President of the Fund or his delegate (the "Voting Officer") to vote individual proxies and has approved "proxy voting procedures and policy" (the "Guidelines") which are used by the Voting Officer in deciding how to vote on particular matters. The Guidelines provide to the Voting Officer guidance on how to vote on a variety of matters that are often the subject of shareholder voting. The Guidelines are not intended to be rigid rules and each matter is to be considered on a case-by-case basis and voted in the manner that the Voting Officer determines to be in the best interests of the Fund and its shareholders.


The Guidelines provide that generally the Voting Officer should vote against (i) defensive anti-takeover measures, (ii) staggered boards of directors, (iii) measures calling for the creation of special classes of shares with extra voting power and (iv) proposals that provide, in the judgment of the Voting Officer, for excessive compensation for directors and officers including stock option plans that may cause excessive dilution to shareholders. The Guidelines also provide that the Voting Officer should vote in favor of proposals to expense stock options for financial reporting purposes.


The Guidelines provide that the Voting Officer should assess on a case-by-case basis shareholder proposals relating to a wide range of social or political issues, weighing the impact of such proposals upon the company's shareholders. Finally, the Guidelines provide, as a general policy matter, that the Voting Officer should vote in support of corporate management on routine, non-controversial matters, but that the Voting Officer should exercise care in reviewing routine matters to assure that the matter to be voted upon does not give rise to issues that may call into question whether a vote in support of management is in the best interests of the Fund and its shareholders.


If the Voting Officer is aware of any conflict of interest between the interests of Fund shareholders, on the one hand, and the interests of the Fund's investment adviser or any


                   Washington Mutual Investors Fund - Page 40 affiliated person of the Fund or its adviser, on the other hand, the Voting Officer will discuss and resolve that conflict of interest with a member of the Committee on Proxy Voting Procedures.


Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, will be available on or about September 1, 2004, (i) without charge, upon request by calling American Funds Service Company at 800/421-0180 or (ii) on the SEC's website at www.sec.gov.

LEGAL PROCEEDINGS -- On February 16, 2005, the NASD filed an administrative complaint against the Principal Underwriter. The complaint alleges violations of certain NASD rules by the Principal Underwriter with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement.

On March 24, 2005, the investment adviser and Principal Underwriter filed a complaint against the Attorney General of the State of California in Los Angeles County Superior Court. The complaint alleges that the Attorney General threatened to take enforcement actions against the investment adviser and Principal Underwriter that are without merit and preempted by federal law. The complaint seeks injunctive and declaratory relief. On the same day, following the filing of the investment adviser's and Principal Underwriter's complaint, the Attorney General of the State of California filed a complaint against the Principal Underwriter and investment adviser. Filed in Los Angeles County Superior Court, the Attorney General's complaint alleges violations of certain sections of the California Corporations Code with respect to so-called "revenue sharing" disclosures in mutual fund prospectuses and statements of additional information. The complaint seeks injunctive relief, penalties, restitution and disgorgement.

The investment adviser and Principal Underwriter believe that these matters are not likely to have a material adverse effect on the fund or on the ability of the investment adviser or Principal Underwriter to perform its contract with the fund. The SEC is conducting a related investigation as of the date of this statement of additional information. The investment adviser and Principal Underwriter are cooperating fully. In addition, a series of class action lawsuits have been filed in the U.S. District Court, Central District of California, raising issues related to so-called "directed brokerage" and "revenue sharing" practices. Further updates on these issues will be available on the American Funds website (americanfunds.com) under "American Funds regulatory matters."


OTHER INFORMATION - The financial statements including the investment portfolio and the report of Independent Registered Public Accounting Firm contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES - APRIL 30, 2004

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $28.79
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $30.55



                   Washington Mutual Investors Fund - Page 41